UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08416

Touchstone Variable Series Trust
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203
(Address of principal executive offices) (Zip code)

Jill T. McGruder

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

December 31, 2014

Annual Report

Touchstone Variable Series Trust

Touchstone Active Bond Fund

Touchstone Baron Small Cap Growth Fund

Touchstone High Yield Fund

Touchstone Large Cap Core Equity Fund

Touchstone Mid Cap Growth Fund

Touchstone Money Market Fund

Touchstone Third Avenue Value Fund

Touchstone Aggressive ETF Fund

Touchstone Conservative ETF Fund

Touchstone Moderate ETF Fund

Table of Contents

Page
Letter from the President	3
Management’s Discussion of Fund Performance (Unaudited)	4 - 27
Tabular Presentation of Portfolios of Investments (Unaudited)	28 - 29
Portfolio of Investments
Touchstone Active Bond Fund	30
Touchstone Baron Small Cap Growth Fund	35
Touchstone High Yield Fund	37
Touchstone Large Cap Core Equity Fund	42
Touchstone Mid Cap Growth Fund	44
Touchstone Money Market Fund	46
Touchstone Third Avenue Value Fund	49
Touchstone Aggressive ETF Fund	51
Touchstone Conservative ETF Fund	52
Touchstone Moderate ETF Fund	53
Statements of Assets and Liabilities	54 - 55
Statements of Operations	56 - 57
Statements of Changes in Net Assets	58 - 61
Financial Highlights	62 - 66
Notes to Financial Statements	67 - 80
Report of Independent Registered Public Accounting Firm	81
Other Items (Unaudited)	82 - 90
Management of the Trust (Unaudited)	91 - 93
Privacy Protection Policy	95

This report identifies the Funds’ investments on December 31, 2014. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

2

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Variable Series Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the twelve months ended December 31, 2014.

After struggling through an unusually harsh winter, the U.S. economy generated strong growth during 2014. This economic growth and an improving labor market supported the U.S. Federal Reserve Board’s actions to discontinue its Quantitative Easing program. Globally, economic weakness and lower-than-expected inflation pushed central banks outside the U.S. to further loosen monetary policy in an effort to stimulate their economies. This divergence in economic growth, monetary policy, and expected interest rate paths led to a significant appreciation of the dollar.

Equity markets posted solid gains in 2014. Looking across the market capitalization spectrum, smaller- and mid-capitalization company stocks experienced greater volatility and lower returns than their large capitalization counterparts. Outside the U.S., developed and emerging market equities suffered losses as a result of the strong appreciation in the U.S. dollar.

The bond market also performed well in 2014. As yields on intermediate and long-term U.S. Treasuries declined, investment grade corporate bonds benefited from the tailwind of falling interest rates. While high yield securities also generated positive returns, the gains were limited after a lengthy period of strong performance. Non-U.S. fixed income securities faced the same currency headwinds as non-U.S. equities and recorded moderate losses during the year.

After more than five years of robust performance from U.S. stocks and bonds, we continue to believe that diversification is essential to balancing risk and return. We recommend that you work with your financial professional to employ a sound asset allocation strategy to help keep your financial strategy on course. We also believe that it is important to maintain a long-term approach to gain the full potential benefits of investing.

Touchstone is committed to helping investors achieve their financial goals by providing access to a distinctive selection of institutional asset managers who are known and respected for proficiency in their specific areas of expertise.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Variable Series Trust

3

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Active Bond Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Active Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. In deciding what securities to buy and sell for the Fund, the overall investment opportunities and risks in different sectors of the debt securities market are analyzed by focusing on maximizing total return and reducing volatility of the Fund’s portfolio. A disciplined sector allocation process is followed in order to build a broadly diversified portfolio of bonds.

Fund Performance

The Touchstone Active Bond Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the 12-month period ending December 31, 2014. The Fund’s total return was 3.82 percent, while the total return of the benchmark was 5.97 percent.

Market Environment

Over the past year, financial markets were influenced by a divergence in economic performance between the U.S., which registered solid growth, and the eurozone and Japan which were weak. This reinforced expectations that policymakers in the U.S. could begin tightening monetary policies by mid-2015, while the European Central Bank and Bank of Japan would keep monetary policies accommodative for the foreseeable future. Late in 2014, energy commodities fell by nearly 50%, creating significant uncertainty as to the strength of the global economy and further exposing persistent disinflationary forces.

Portfolio Review

The Fund’s underperformance for the year was driven partly by its defensive position in terms of interest rate risk, primarily by under weighting longer-maturity bonds. The Treasury yield curve flattened over the past year, with short-term yields rising modestly and long-term yields falling while prices increased. At a security level, the Fund’s allocations to Treasury Inflation Protected Securities (“TIPS”), High Yield securities and other risk sectors detracted from performance.

TIPS detracted from performance during the year as inflation expectations declined significantly, which accelerated in the fourth quarter due to falling energy prices and renewed global economic concerns. Credit sectors, investment grade and high yield, underperformed Treasuries in 2014, with the majority of the weakness occurring in the fourth quarter. The Fund was generally overweight credit during the year and these allocations modestly detracted from performance. The Fund’s High Yield allocation remained relatively unchanged.

An allocation to preferred stock was added to the Fund. The securities were primarily focused in financial institutions. We believe that Bank/Finance credit quality continued to improve.

Outlook

In our view, the greatest potential will likely be a result of the global factors that have been driving markets over the past few months. The sharp decline in the price of energy commodities has created uncertainty in the markets and will likely continue to drive volatility in spread sectors. Additionally, central bank policy will be on divergent paths in 2015, with the U.S. Federal Reserve Board (“Fed”) expected to begin raising interest rates, while central banks in Europe, Japan and China are expected to add stimulus in 2015. We believe this could likely create volatility and investment opportunities.

Uncertain global economic growth and disinflationary forces represent the greatest concern going forward, in our view. As noted above, there is divergence between the U.S. economy and many other global economies,

4

Management’s Discussion of Fund Performance (Unaudited) (Continued)

resulting in differing central bank policies. Many economies are experiencing significant disinflationary forces, which declining energy prices may magnify. If central banks are not able to overcome these forces and significantly reduce the probability of persistent low inflation or deflation, the resulting market impact could represent a significant risk. Given our outlook for rising interest rates, returns in the fixed income market, including the Fund, will continue to be challenging over the near- and medium-term. The return of the Fund will largely be contained to the yield of the Fund over the next several quarters.

Interest rates are at risk to rise if labor market conditions and economic growth continue along recent trends and inflation moves closer to the Fed’s two percent target. If these conditions are met, we expect the Fed will begin raising interest rates in mid-2015 which will put upward pressure on interest rates.

Recent inflation data has been somewhat lower than expected and market-based inflation expectations have declined materially. If sustained, these factors may cause the Fed to delay rate hikes. Moreover, increases in long-term interest rates may be contained if inflation or inflation expectations do not rise. Generally, continued strong economic growth and supportive financial conditions should support risk assets into 2015. We have positioned the Fund to maintain a modestly defensive bias in terms of interest rate exposure relative to the benchmark, but will actively trade securities to capture short-term opportunities. We will maintain an overweight to the TIPS sector as we believe it offers long-term value at current valuations as well as an overweight to risk assets, including investment grade corporate bonds and high yield corporate bonds.

5

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Active Bond Fund and the Barclays U.S. Aggregate Bond Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was January 1, 1999.

Note to Chart

The Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

6

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Baron Small Cap Growth Fund

Sub-Advised by BAMCO, Inc.

Investment Philosophy

The Touchstone Baron Small Cap Growth Fund primarily invests in common stocks of small-sized growth companies. The Fund’s sub-advisor, BAMCO, Inc. (“BAMCO”), seeks securities that it believes have (1) favorable price to value characteristics, are well managed, have significant long-term growth prospects and have significant barriers to competition; and (2) the potential to increase in value at least 100 percent over the next four or five years. Securities are selected for their capital appreciation potential and investment income is not a consideration in BAMCO’s stock selection process.

Fund Performance

The Touchstone Baron Small Cap Growth Fund underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period ended December 31, 2014. The Fund’s total return was 3.85 percent while the total return of the benchmark was 5.60 percent.

Market Environment

Domestic economic news in 2014 was largely positive for the market. After a weak first quarter, in part due to an unusually harsh winter, the U.S. gross domestic product (“GDP”) picked up speed over the rest of the year. Corporate earnings reports were generally positive, U.S. manufacturing maintained its growth path, the housing market showed further signs of recovery and unemployment continued to fall.

While the domestic economy grew steadily stronger over the course of the year, the European economy stalled. Investors fretted over whether the European Central Bank (“ECB”) would undertake full-blown quantitative easing (“QE”) to head off eurozone-wide deflation. Elsewhere, slower-than-expected growth in China and Brazil pressured emerging markets. Russia’s economy also stagnated, weighed down by Western sanctions and lower oil prices later in the year. Though market volatility in 2014 was exacerbated by a series of geopolitical crises, the market quickly recovered the losses generated by investor reaction to each of these events.

The freefall in oil prices dominated business headlines in the last months of the year. Oil prices fell almost 25 percent on average in the fourth quarter, driven down by slower global demand growth and rising oversupply. The price of crude oil dropped to $54 per barrel as of year-end, down 50 percent from its June high and the lowest level since September 2009.

Portfolio Review

Positions in the Energy, Utilities and Materials sectors contributed to the Fund’s relative returns in 2014, while the Health Care, Industrials and Information Technology sectors detracted from relative performance.

The Fund benefited from its exposure within the Energy sector, which is primarily concentrated in Storage & Transportation companies, an industry that is less sensitive to oil price fluctuations. Despite the challenging second half of the year for the Energy sector overall, the Fund holdings managed a modest gain and contributed to relative performance. The largest relative individual contributors in the Energy sector were Sunoco LP and Targa Resources Corp. Sunoco LP (formerly Susser Petroleum Partners LP), a wholesale distributor of motor fuels in Texas, rose after Energy Transfer Partners LP, bought a Sunoco affiliate and announced plans to make Sunoco its home for its retail and gas distribution assets. Targa Resources Corp. benefited from the company’s continued execution on its growth projects and increases to its quarterly and annual guidance.

ITC Holdings Corp. contributed to performance in the Utilities sector. ITC Holdings Corp. is the nation’s largest independent transmission company and benefited from low interest rates and investor demand for the

7

Management’s Discussion of Fund Performance (Unaudited) (Continued)

comparative safety of Utilities stocks. The key components of our investment thesis – reliability and connection of new electricity generation (including renewables) – remained intact, and we believe ITC is well positioned to benefit.

The Fund had minimal exposure to the Materials sector during the year, which contributed to relative returns as the benchmark generated negative returns in that sector. Outperformance of the only Materials holding, quartz countertop manufacturer CaesarStone Sdot-Yam Ltd., helped relative performance within the sector. CaesarStone outperformed on reports of better-than-expected results and raises in full-year earnings guidance.

Though the Fund’s Health Care holdings produced positive returns during 2014, the Fund was underweight the sector. This lack of exposure to the strong performance of the Health Care sector detracted from returns. The Fund’s performance within the sector was buoyed by the strong performance of Community Health Systems, Inc. (“CHS”) and CFR Pharmaceuticals SA. Shares of the U.S. hospital operator Community Health Systems benefited from higher utilization, an improved payer mix stemming from health care reform and the improving domestic economy. Additionally, CHS acquired Health Management Associates (“HMA”) during 2014. The integration with HMA is going well, and we believe synergies will ultimately exceed management’s initial guidance. Latin American generic drug company CFR Pharmaceuticals experienced gains in May on news that Abbott Laboratories was acquiring CFR.

Performance of the Fund’s Industrials sector holdings was mixed, but poor performance from several investments, including Generac Holdings, Inc. and Colfax Corporation, outweighed gains from other Industrials holdings. Generac, a standby generator manufacturer, fell in 2014 over investor concerns that the current performance of the residential business was not sustainable. Weak spending by telecom customers and below-normal storm activity caused Generac to cut earnings guidance toward year-end. However, our investment thesis remains intact, as we believe the market for standby generators is underpenetrated (only 3 percent of U.S. homes) and Generac will be able to leverage its significant market share to grow its business. Industrial machinery company Colfax fell in 2014 as the company missed earnings and lowered guidance due to execution issues in its fluid handling segment. We believe Colfax will use its solid business system to improve operations at acquired companies, generating shareholder value over time.

Outlook

We think oil prices may remain relatively low for an extended period and, in our view, the steep decline in oil prices is a positive for the U.S. economy. The decrease in oil prices is saving the U.S. economy roughly $365 billion per year, a figure that translates to $1,000 savings per household, per year. Money not spent on oil and gas can be spent elsewhere. We believe energy-intensive manufacturers and other businesses will have lower energy costs, resulting in higher cash flow, and consumers will have more disposable income to spend on goods and services.

Energy investments represent less than five percent of the Fund’s portfolio, and we are not making significant changes to our overall investment approach in this new environment of cheap oil. We take a long-term view to our investments, investing in companies with significant growth opportunities, exceptional management and a strong balance sheet, at what we believe are attractive valuations. We have employed this approach with great success for more than 30 years, by looking through oil price and market fluctuations that can impact stock prices in the near-term in order to see the long-term opportunities a business presents.

8

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Baron Small Cap Growth Fund and the Russell 2000® Growth Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was December 14, 1992.

Note to Chart

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

9

Management’s Discussion of Fund Performance (Unaudited)

Touchstone High Yield Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone High Yield Fund seeks high current income and capital appreciation by primarily investing in non-investment grade securities. The Fund emphasizes the higher-quality segment of the high yield market. It utilizes a research process designed to maximize risk-adjusted returns by avoiding lower-rated securities.

Fund Performance

The Touchstone High Yield Fund underperformed its benchmark, the BofA Merrill Lynch U.S. High Yield Cash Pay Index, for the 12-month period ended December 31, 2014. The Fund’s total return was 0.62 percent while the benchmark’s total return was 2.45 percent.

Market Environment

For calendar year 2014, High Yield reported its worst performance since 2008. The primary reason was a sharp drop in the price of crude oil, which ended 2014 at approximately $53 a barrel, down 50 percent from its mid-year high. The impact on the High Yield market was meaningful in both direct and indirect ways. Nearly 15 percent of the High Yield market is comprised of Energy issuers, many of which we believe will experience reduced cash flow prospects while oil prices remain low. Indirectly, there are concerns about slowing global growth that may be manifest in the declining price of oil.

Portfolio Review

The Fund was negatively impacted by an overweight allocation to the Energy sector and poor security selection within the sector. Energy has historically exhibited defensive qualities in volatile markets and relatively solid risk-adjusted returns. However, the rather sharp drop in the price of crude oil caused declines in Energy bonds.

Among the Energy issuers that detracted from performance were Key Energy Services Inc., Sandridge Energy Inc. and Bill Barrett Corp. We believe each of these companies has the operational flexibility to withstand low oil prices for some amount of time. However, a prolonged period of low oil prices will present challenges to many Energy issuers.

Contributors to performance included an underweight allocation to Gaming and an overweight allocation to Diversified Media. Within Gaming, security selection contributed positively, due to an underweight position to Caesar’s Entertainment Corp. Additionally, security selection within Diversified Media and Metals & Mining also contributed. Within Metals & Mining the Fund benefitted from a lack of exposure to lower quality coal producers such as Arch Coal Inc., Alpha Natural Resources Inc. and Cliffs Natural Resources Inc.

Within the healthcare industry the Fund’s exposure to HCA Holdings Inc. (“HCA”) was reduced and we added to Tenet Healthcare Corp. While we remain comfortable with HCA we think the value is less attractive. We also added to Community Health Systems Inc. In the Telecommunication Services sector the Fund was underweight Sprint Corp. in favor of an overweight to T-Mobile USA Inc. due operational weakness at Sprint and market share gains at T-Mobile. We consider T-Mobile to be a better operator. We reduced the Fund’s Broadcast Media exposure to Sirius XM Holdings Inc., whose senior notes were upgraded to investment grade, and we added to Sinclair Television Group Inc. We prefer television broadcasters to radio broadcasters and think that Sinclair is a stronger operator within the Media Broadcasting subsector. Lastly, exposure to Sabine Pass LNG LP (Energy sector) was reduced significantly.

10

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Outlook

Historically, steep declines in oil prices have been associated with above average global growth and favorable performance of risk assets. Conversely, oil price spikes have been associated with global recessions and stock market sell-offs. In the near term, we believe that swings in oil prices may drive the volatility in the High Yield market. While we accept the challenges that $50 oil provides, the Fund is overweight Energy as we think there is relative value within this sector.

We believe that the steep drop in oil prices will give the global economy a much needed boost, as discretionary household income increases. We expect to see increased market volatility in the coming year, considering that the adverse impact on energy producers and their creditors is more concentrated than the favorable impact on consumers and businesses.

We find considerable relative value in High Yield and think that the market appears to be pricing in a higher default rate than we think likely. We believe the Fund is positioned properly within the construct of our philosophy and process.

11

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone High Yield Fund and the BofA Merrill Lynch U.S. High Yield Cash Pay Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was May 1, 1999.

Note to Chart

The BofA Merrill Lynch U.S. High Yield Cash Pay Index is an unmanaged index used as a general measure of market performance consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.

12

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Large Cap Core Equity Fund

Sub-Advised by Todd Asset Management LLC

Investment Philosophy

The Touchstone Large Cap Core Equity Fund primarily invests in common stocks of large capitalization companies. The Fund’s sub-advisor, Todd Asset Management LLC, (“Todd”) selects stocks that it believes are attractively valued with active catalysts in place. Todd uses a database of 4,000 stocks from which to choose the companies that will be selected for the Fund’s portfolio. As a result, the portfolio generally consists of 40-60 positions. Todd’s selection process is expected to cause the Fund’s portfolio to have some of the following characteristics: attractive relative value, unrecognized earnings potential, above-average market capitalization, seasoned management and dominant industry.

Fund Performance

The Touchstone Large Cap Core Equity Fund outperformed its benchmark, the Russell 1000® Index, for the 12-month period ended December 31, 2014. The Fund’s total return was 14.93 percent while the total return of the benchmark was 13.24 percent.

Market Environment

The capital markets produced solid returns during 2014 despite concerning headlines about geopolitical tensions and slowing global economic growth. This was reflected in the relative sector performance. The more defensive Utilities, Health Care, and Consumer Staples sectors were among the best performing sectors, while the more economically sensitive Energy, Materials, Consumer Discretionary, and Industrials sectors were among the worst performers. The second half of the year provided evidence of the variation in the performance of the world’s largest economies. Growth in Europe, Japan, and China slowed, while indicators in the U.S. provided further evidence of a strengthening economic recovery and labor market domestically. This divergence in growth rates globally supported a strong appreciation in the U.S. dollar. The diminishing prospects for global economic growth, in combination with increased oil supplies from North America, led to a rapid decline in oil prices and a major sell-off in the Energy sector late in 2014.

Portfolio Review

The Fund’s outperformance relative to the benchmark was driven by positive stock selection during 2014, particularly within the Consumer Discretionary, Industrials, and Information Technology sectors.

Within the Consumer Discretionary sector, the Fund emphasized companies that benefitted from the positive trends in the automotive, home improvement, retailing and media industries. This positioning contributed to performance, as stocks such as TRW Automotive Holdings Corp., Home Depot Inc., Macy’s Inc., and DirecTV outperformed the broader Consumer Discretionary sector. We believed that the improving U.S. economy and the strengthening labor market would lead to greater spending in these industries after years of deferred spending and pent up demand during and following the recession.

The Information Technology sector was also an area of strength for the Fund, driven by holdings that were focused on consumers as well. With new product cycles underway, and consumers and corporations in better financial shape, companies in the consumer electronic and desktop hardware business benefitted. This trend was reflected in the contributions from positions in Apple Inc., Hewlett Packard Co., and Intel Corp.

Within the Industrials sector, the Fund generated positive relative performance, in part through its positions in railroad and construction companies. The railroads outperformed from a secular move for several years, and 2014 was no exception. Union Pacific Corp. and Norfolk Southern Corp. were among the top performers

13

Management’s Discussion of Fund Performance (Unaudited) (Continued)

for both the Industrials sector and the Fund overall. United Rentals Inc., a company focused on the rental of construction equipment, also generated positive returns during the year, outperforming the broader Industrials sector.

Stock selection in the Financials and Energy sectors detracted from relative performance during the year. The Energy sector experienced significant declines late in the year as oil prices plunged, with companies most directly exposed to oil price levels experiencing the largest losses. The Fund’s holdings in offshore drilling (Seadrill Ltd. and Atwood Oceanics Inc.) and oil services companies such as Halliburton Co. experienced significant decreases that ultimately detracted from the Fund’s relative performance in the Energy sector. Within the Financials sector, the Fund’s overweight to non-banks caused it to lag the sector during a year in which banks generally outperformed.

Over the past year, we trimmed the Fund’s Financials sector exposure and added to the Information Technology sector. If, as we believe, capital spending picks up and a new product cycle gains traction, we may look to bolster the Fund’s Information Technology sector weight even more. The Fund held overweight positions in the Consumer Discretionary, Financials, Health Care and Industrials sectors. We believe the U.S. economy is in a recovery phase, and we have not seen signs of excess valuations in these sectors. We see unrecognized growth potential at good value within the Health Care sector.

The Fund was underweight the Energy, Consumer Staples, Materials,Telecommunication Services and Utilities sectors, as value has been difficult to find. The Materials and Energy sectors also faced headwinds after overinvestment in new production.

Outlook

Supported by employment growth, high corporate profitability, and the impact of lower energy prices on consumer spending, we believe that the U.S. economic recovery will continue in 2015, offering the potential for further gains in the U.S. equity markets. The end of the Federal Reserve’s policy of quantitative easing, the effects of lower energy prices, and geopolitical instability could lead to greater volatility in stock prices. While this warrants caution, we maintain our long-term investment horizon and believe that our philosophy of investing in companies with attractive valuations, improving fundamentals, and market recognition of those factors is suitably positioned for the year ahead.

14

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Large Cap Core Equity Fund and the Russell 1000® Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was May 1, 1999.

Note to Chart

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

15

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Mid Cap Growth Fund

Sub-Advised by Westfield Capital Management Company, L.P.

Investment Philosophy

The Touchstone Mid Cap Growth Fund invests primarily in stocks of domestic mid-cap companies that are believed to have a demonstrated record of achievement with excellent prospects for earnings growth over a 1 to 3 year period. Fund management believes that companies that exhibit faster earnings growth offer the best opportunity for superior real rates of return and that reasonably priced stocks of companies with high forecasted earnings potential are best identified through in-depth, fundamental research and first-hand knowledge of company operations derived through on-site visits and meetings with management.

Fund Performance

The Touchstone Mid Cap Growth Fund outperformed its benchmark, the Russell Midcap® Growth Index, for the 12-month period ended December 31, 2014. The Fund’s total return was 13.10 percent while the total return of the benchmark was 11.90 percent.

Market Environment

U.S. equity indices provided positive returns in 2014. This performance came despite the modest expectations from Wall Street’s top strategists at the start of the year and deteriorating economic conditions in the rest of the world. As the year progressed, we saw a significant divergence in sector performance, with commodity-sensitive Energy, Materials, and Industrials sectors underperforming companies within the Health Care and Information Technology sectors. The year ended with a dramatic decline of crude oil prices, which reverberated through the currency markets and the economies of commodity producing nations. After several years of low volatility, we would not be surprised to see increased stock market volatility going forward, driven by investor concerns about the global economy and the U.S. Federal Reserve Board’s monetary policy tightening.

Portfolio Review

The Fund particularly benefitted from investments in the Information Technology, Health Care, Energy, and Consumer Staples sectors. The Consumer Discretionary and Materials sectors were the biggest detractors from returns.

The Information Technology sector contributed positively to relative returns. Stock selection within semi-conductors, communications equipment, and software substantially impacted returns during the year. Skyworks Solutions, Inc., which designs, manufactures, and markets semiconductor products to multimedia platforms and smart phones, was one of the performance highlights within the sector. The company supplies the robust smartphone market and has been gaining market share on leading customer platforms, such as the iPhone and Samsung Galaxy. In addition, the company’s radio frequency semiconductor business is nicely complemented by strong growth in non-mobile Internet-of-Things applications. NXP Semiconductors NV, a broad-based, global IT company specializing in high performance, mixed signal semiconductors, also contributed meaningfully to relative returns. NXP continues to deliver solid quarterly earnings, powered by growth related to automotive, identification, and wireless applications. The company’s robust product cycle, coupled with management’s focus on cost control and profit margins, translates into double-digit organic revenue and earnings growth. Although the Fund was underweight the sector relative to the benchmark, we continued to be active in the space, particularly focusing on areas of secular growth such as Internet, cloud, and security software, as well as segments with stable and predictable growth such as data processing.

Positioning within the Health Care sector also generated positive relative returns during the year. The Fund maintained its long-standing overweight in Health Care. Cubist Pharmaceuticals, Inc. surged in the beginning

16

Management’s Discussion of Fund Performance (Unaudited) (Continued)

of December, following news that Merck would purchase it. Actavis PLC, a pharmaceutical firm focused on manufacturing generic and over-the-counter products, also contributed to returns. The firm’s acquisitions of Forest Laboratories earlier in the year and Warner Chilcott last year expanded the earnings growth of the company, which is domiciled in Ireland. In November, the company announced it would acquire Allergan Inc., a global multi-specialty health care company. We believe that the acquisition will provide meaningful tax and cost savings, as well as geographic and sales channel revenue synergies. Allergan has a book of products that is diversified across neurology, ophthalmology, and medical aesthetics, and represents a high-visibility cash flow generation machine.

The Fund’s Energy sector stocks added comparative returns. The performance of financial markets overall, and the Energy sector in particular, was dominated by the dramatic decline of crude oil prices in the fourth quarter. The Fund’s largest exposure to Energy is through oil & gas refining companies, which benefitted from falling crude oil prices. Refiners have generally struggled for 30 years in the U.S., but we saw a fundamental shift in the industry driven by shale oil production and management commitment to change. The Fund’s largest Energy holding was the West Coast refiner Tesoro Corporation, which produced the top absolute and relative performance within the sector.

The Consumer Staples sector was also a source of relative strength through positive stock selection within the Packaged Foods and Household Products sub-industries. The food category has become a challenging place to invest given aggressive competition, increased promotional activity, and lower unit volumes. Food and beverage producer WhiteWave Foods Company appreciated during the period and was the sector’s top relative and absolute performer. We believe WhiteWave, which owns well-recognized brands such as Horizon Organic, Silk, and International Delight, represents one of the best growth stories in its category. Though the company trades at a premium to its peer universe, we believe that the robust valuation is justified – WhiteWave delivered a double-digit organic net sales growth in fiscal 2014. Although we remain underweight the sector, we have been constructive in the space. We continue to seek investments that present a growth opportunity in excess of the average growth rate of 2 percent to 3 percent for Consumer Staples companies. As an example of this philosophy, the Fund holds Church & Dwight Co., Inc., which develops, manufactures, and markets a range of household and personal care products. Church & Dwight matched earnings expectations during each quarter of 2014 through a combination of strategic acquisitions and a diversified product range. The company generated double digit earnings per share (“EPS”) growth. Relative returns were also enhanced by Mead Johnson Nutrition Company, a manufacturer of infant and children’s nutrition products. The nutritional market has secular tailwinds from an improving outlook for the U.S. consumer, including job growth and rising incomes. We believe that the company should also benefit from its exposure to rapidly-growing emerging markets.

The Consumer Discretionary sector was the only meaningful detractor from relative returns during 2014. Urban Outfitters, Inc., which operates brand-name clothing stores including Free People and Anthropologie, retreated in the second half of the year, after lowering sales projections for the fourth quarter. Although we still like the company for its long-term positioning, we felt that the merchandise inventory buildup will take several months to resolve and thus, it was sold from the Fund’s portfolio. The Fund also exited an underperforming investment in GameStop Corp., which sells new and used specialty electronic games and PC entertainment software. Shares of the company fell under pressure following an announcement from Sony Corp. that it was planning to launch PlayStation Now, a cloud-based subscription streaming service that would allow gamers to play PlayStation 3 titles across multiple Sony devices. Our concern for GameStop was that this lower cost gaming option could threaten GameStop’s highly profitable used game business. Offsetting the declines in these stocks, the Fund benefitted from gains within Leisure Products and Homebuilding. The recreational vehicle manufacturer Polaris Industries Inc. increased after the company reported earnings results that highlighted acceleration in North American retail sales, as well as market share gains. The company’s motorcycle shipments were up 107% year-over-year,

17

Management’s Discussion of Fund Performance (Unaudited) (Continued)

driven by the ongoing rollout of its Indian motorcycle brand. Year-over-year revenue growth of the parts, garments, and accessories segment and from its international business also helped the stock’s price during the year.

Outlook

We think the U.S. economy is on solid ground and growing. The housing market has recovered, the employment picture is much improved, and the drop in oil prices is a large stimulus for the U.S. consumer. The U.S. is a consumer-led economy, and the U.S. consumer is benefiting from low interest rates, lower gas prices at the pump, and more disposable income due to an improvement in wages. Global growth has slowed, and we are closely monitoring business activity in Europe and the emerging economies. The U.S. is currently the driver of global growth. We believe that the U.S. dollar will remain strong and 2015 will be another year of positive returns for the U.S. equity markets. Therefore, we are cautious about the market’s near-term prospects. The recent precipitous drop in oil prices raises important questions, particularly for commodity-based economies outside of the U.S. How low is too low for oil? Unprecedented low oil prices for a prolonged period of time, deflation in Europe and Japan, or an economic slowdown in China could easily trigger a growth scare and a stock market pullback. These factors introduce near-term caution into our otherwise constructive outlook on domestic equities this year. From a portfolio positioning standpoint, the current macroeconomic and financial backdrop reinforces our belief in the importance of a bottom-up driven investment process.

18

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Mid Cap Growth Fund and the Russell Midcap® Growth Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was November 21, 1994.

Note to Chart

The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

19

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Third Avenue Value Fund

Sub-Advised by Third Avenue Management LLC

Investment Philosophy

The Touchstone Third Avenue Value Fund primarily invests in common stocks of well-financed companies (meaning companies believed to have high quality assets and a relative absence of liabilities) at a discount to what the Fund’s sub-advisor, Third Avenue Management LLC (“TAM”), believes is their intrinsic value. TAM analyzes companies from the bottom up, focusing on business fundamentals such as competent management teams and strong long-term growth prospects.

Fund Performance

The Touchstone Third Avenue Value Fund underperformed its benchmark, the Russell 3000® Value Index, for the 12-month period ended December 31, 2014. The Fund’s total return was -2.89 percent while the total return of the benchmark was 12.70 percent.

Market Environment

Market volatility returned to financial markets during the second half of the year. Most financial markets exhibited large swings in prices. U.S. Treasuries and the U.S. dollar continued to appreciate while oil and commodity prices fell. Contrary to consensus expectations at the beginning of the year, the yield on the 10-year U.S. Treasury Bond dropped over the course of the year. Also, during the year, the U.S. dollar appreciated significantly relative to most major currencies, and the price of Brent crude oil fell from over $100 to below $50 a barrel. In spite of increased volatility in the second half of the year, global equity markets had a positive year in local currency terms, with U.S. stocks handily outperforming other developed and emerging equity markets. Due to the strength of the U.S. dollar, non-U.S. market returns, when translated into U.S. dollars, were negative.

Portfolio Review

Most of the Fund’s underperformance can be attributed to its holdings in the Materials, Industrials and Financials sectors. Stock selection within these sectors was negative for the year. Capstone Mining Corp. and POSCO were the largest detractors within the Materials sector. Stock prices declined as a result of these companies’ exposure to commodities. POSCO is the largest steel maker in South Korea and the sixth largest producer in the world. It is also one of the lowest cost integrated steel makers in the world. Capstone Mining is a mid-cap copper mining company headquartered in Vancouver.

Within the Financials sector holdings, Comerica Inc. and Leucadia National Corp. were detractors to relative performance. Comerica, Texas’ largest commercial bank, is a conservative lender and has shown exemplary credit history over many cycles. Comerica’s stock price declined in the last quarter of the year mainly as a result of the drop in oil prices, as the bank is based in Texas, the country’s “energy capital.” Leucadia is an investment holding company whose long term, eclectic investment style has compounded returns for shareholders greatly in excess of the market.

Nexans SA (Industrials sector) and Apache Corp. (Energy sector) are two individual names that also detracted from performance as a result of their exposure to oil. Nexans is a Paris-based global leader in the business of manufacturing cables for specific applications in a number of industries including energy, telecommunications, oil and gas, mining as well as for building applications and local area networks. Apache, an independent energy company, explores for, develops, and produces natural gas, crude oil and natural gas liquids. Despite the impact of what we deem is a short-term demand and supply imbalance in oil, we remain supportive of the Fund’s positions.

20

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Among the top contributors to performance were: Weyerhaeuser Co. (Financials sector), Cheung Kong Holdings Ltd. (Financials sector), Symantec Corp. (Information Technology sector), Bank of New York Mellon Corp. (Financials sector) and Toyota Industries Corp. (Industrials sector). Weyerhaeuser is a Real Estate Investment Trust (“REIT”) with wood products and wood fiber businesses, and the second largest owner of timberlands in the US. This company is well positioned to benefit from a recovery in the U.S. housing market, albeit slow, continues to expand at a healthy pace. Earlier in the year, Weyerhaeuser merged its home building business, WRECO, with TRI Pointe Homes, obtaining significant value for what had been an underperforming asset. Cheung Kong is a Hong Kong based property owner and developer of real estate in Hong Kong and mainland China, and is the controlling shareholder of Hutchison Whampoa. Symantec is a provider of security and back-up solutions to protect people and content in a digital environment. Bank of New York Mellon is a global financial services company with a focus on investment management and investment services. Toyota Industries is a Japanese conglomerate serving varied industries including textile machinery, automobiles, materials handling, electronics and providing logistics solutions.

New purchases included CBS Corp. and General Motors Co. (both Consumer Discretionary sector). CBS Corp. is a national broadcaster and content creator. CBS is currently trading at a discount to its peers and our conservative estimate of net asset value (“NAV”). Our research suggests it is very likely to continue to grow NAV as it is well positioned to capitalize on a new phase of industry transformation where boundaries between distribution and content are being redefined and likely favor content owners over distributors.

General Motors (“GM”), one of the largest automotive companies in the world, has struggled in the last few years: high profile bankruptcy, pension woes and recalls. Negative sentiment around GM’s stock corresponds to a dated perception of GM. Today, the century old automaker has a clean and strong balance sheet, significantly streamlined operations and is one of the most attractively valued large caps in the U.S.

Outlook

We continue to believe that a recovery of the U.S. economy offers the most opportunity going forward. This would be an environment characterized by rising interest rates and inflation. The expectation is that U.S. interest rates will be higher in the next one to three years and that inflation will be more significant going forward, subject to how the Fed decides to monetize its balance sheet. In this environment, we see less macro-focused and less correlated market movements with renewed investor attention to fundamentals. We would welcome this trend.

We believe the Fund is positioned to benefit from interest rate increases, as illustrated by the holdings in asset sensitive Financials, as well as exposure to Real Estate, particularly the U.S. housing market, and commodities, including timber and steel. In addition, we believe a significant number of positions in the Fund will benefit dramatically from corporate improvements. Conversely, a slowdown in the U.S. could provide a headwind for the Fund by slowing growth in many of the companies held in the Fund and refocusing investor attention on the potential for central bank easing actions.

From a new idea generation standpoint, we continue to evaluate companies and industries that are under stress. As such, we are taking a closer look at some of the Energy names that appear to be oversold and are beginning to look attractive on a three to five-year time horizon. We believe the Fund is positioned to benefit from global economic recovery and, despite generally high valuations across global markets, we continue to find opportunities.

21

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Third Avenue Value Fund and the Russell 3000® Value Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was December 14, 1992.

Note to Chart

The Russell 3000® Value Index measures the performance for those Russell 3000® companies with lower price-to book ratios and lower forecasted growth values.

22

Management’s Discussion of Fund Performance (Unaudited)

Touchstone ETF Funds

Sub-Advised by Todd Asset Management LLC

Touchstone Aggressive ETF Fund

Touchstone Conservative ETF Fund

Touchstone Moderate ETF Fund

Investment Philosophy

Three Funds which invest in Exchanged Traded Funds (ETFs) are available for investors seeking “lifestyle” products for their annuity holdings. The three strategic options include: the Conservative, Moderate, and Aggressive ETF Funds. These funds allocate their assets among up to nine ETFs. These nine ETF selections generally do not change dramatically over time. The more conservative fund has a higher bond weighting and the more aggressive fund has a lower bond weighting.

Fund Performance

The Touchstone Conservative ETF Fund’s total return was 5.23 percent for the 12-month period ended December 31, 2014. The Fund underperformed its benchmark. The total return of its benchmark, the Barclays U.S. Aggregate Bond Index, was 5.97 percent. The Touchstone Moderate ETF Fund’s total return was 6.96 percent, and the Touchstone Aggressive ETF Fund’s total return was 7.49 percent. Both of these Funds underperformed their benchmark, the S&P Composite 1500 Index. The total return of their benchmark was 13.08 percent for the 12-month period ended December 31, 2014. The specific blended benchmark returns were 8.48 percent for the Conservative ETF Fund, 10.27 percent for the Moderate ETF Fund and 11.68 percent for the Aggressive ETF Fund.

Market Environment

The capital markets produced solid returns during 2014 despite concerning headlines about geopolitical tensions and slowing global economic growth. This was reflected in the relative sector weights. The more defensive Utilities, Health Care, and Consumer Staples sectors were among the top performing sectors, while the more economically sensitive Energy, Materials, Consumer Discretionary, and Industrials sectors were among the worst performers. The second half of the year provided evidence of the variation in the performance of the world’s largest economies. Growth in Europe, Japan, and China slowed, while indicators in the U.S. provided further evidence of a strengthening economic recovery and labor market. This divergence in growth rates globally supported a strong appreciation in the U.S. dollar. The diminishing prospects for global economic growth, in combination with increased oil supplies from North America, led to a rapid decline in oil prices and a major sell-off in the Energy sector.

Portfolio Review

Each of the Conservative, Moderate, and Aggressive ETF Funds lagged their respective benchmarks during 2014. The Treasury yield curve flattened, with short-term rates increasing and long-term rates declining. This resulted in the underperformance for the Conservative ETF Fund, as its allocation to the shorter duration Barclays 1-3 Year Treasury underperformed relative to the Barclays Aggregate Bond Index which represents the benchmark’s bond position. The more equity-oriented Moderate and Aggressive ETF Funds also underperformed due to a non-benchmark allocation to international equities. The rapidly appreciating U.S. dollar drove international equities to negative absolute returns and underperformance relative to the benchmark’s allocation to the domestically-focused S&P 1500 Index.

23

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Outlook

We believe the stock market continues to offer upside potential. Small and mid-caps historically have outperformed large caps during bull markets, therefore we have positioned the Funds to have a modest overweight in these asset classes. While exposure to international equities has detracted from the Funds’ performance in recent periods, we believe that the diversification benefits of these stocks have the potential to enhance risk-adjusted returns.

24

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Aggressive ETF Fund, the S&P Composite 1500 Index (Major Index)

and the Blend: 80% S&P Composite 1500 Index/20% Barclays U.S. Aggregate Bond Index

(Minor Index)

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was July 16, 2004.

Notes to Chart

S&P Composite 1500 Index is an unmanaged, broad market index representing the large-cap, mid-cap, and small-cap segments of the U.S. equity market.

The Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

25

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Conservative ETF Fund, the Barclays U.S. Aggregate Bond Index (Major Index)

and the Blend: 35% S&P Composite 1500 Index /65% Barclays U.S. Aggregate Bond Index

(Minor Index)

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was July 16, 2004.

Notes to Chart

The Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

S&P Composite 1500 Index is an unmanaged, broad market index representing the large-cap, mid-cap, and small-cap segments of the U.S. equity market.

26

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Moderate ETF Fund, the S&P Composite 1500 Index (Major Index)

and the Blend: 60% S&P Composite 1500 Index/40% Barclays U.S. Aggregate Bond Index

(Minor Index)

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was July 16, 2004.

Notes to Chart

S&P Composite 1500 Index is an unmanaged, broad market index representing the large-cap, mid-cap, and small-cap segments of the U.S. equity market.

The Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

27

Tabular Presentation of Portfolios of Investments (Unaudited)

December 31, 2014

The illustrations below provide each Fund’s credit quality, sector allocation or geographic allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Active Bond Fund
Credit Quality*	(% of Investment Securities)
AAA/Aaa	49.4%
AA/Aa	3.7
A	9.3
BBB/Baa	18.3
BB/Ba	8.8
B	6.8
CC	0.4
C or Lower	0.8
Other Assets/Liabilities (Net)	2.5
Total	100.0%

Touchstone Baron Small Cap Growth Fund
Sector Allocation**	(% of Net Assets)
Consumer Discretionary	26.4%
Financials	22.1
Industrials	14.7
Information Technology	13.2
Consumer Staples	7.1
Utilities	4.1
Health Care	3.0
Energy	2.2
Telecommunication Services	1.0
Materials	0.9
Investment Funds	20.1
Other Assets/Liabilities (Net)	(14.8)
Total	100.0%

Touchstone High Yield Fund
Credit Quality*	(% of Investment Securities)
BBB/Baa	0.9%
BB/Ba	46.6
B/B	41.9
CCC	1.0
Other Assets/Liabilities (Net)	9.6
Total	100.0%

Touchstone Large Cap Core Equity Fund
Sector Allocation**	(% of Net Assets)
Financials	21.0%
Information Technology	19.4
Health Care	15.8
Consumer Discretionary	14.0
Industrials	13.6
Energy	6.3
Consumer Staples	4.9
Utilities	1.1
Materials	1.0
Telecommunication Services	0.5
Other Assets/Liabilities (Net)	2.4
Total	100.0%

*	Credit quality may be rated by Standard & Poor’s, Moody’s and Fitch. If all three agencies rate the bond, the middle or common rating is used; if two of the agencies rate the bond, the lower rating is used; if one agency rates the bond, that rating is used; if none of the agencies rate the bond, the bond will be classified as non-rated.

**	Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

28

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Mid Cap Growth Fund
Sector Allocation*	(% of Net Assets)
Consumer Discretionary	20.2%
Health Care	18.5
Information Technology	16.8
Industrials	13.8
Financials	9.2
Consumer Staples	6.8
Materials	6.4
Energy	6.0
Investment Funds	7.3
Other Assets/Liabilities (Net)	(5.0)
Total	100.0%

Touchstone Money Market Fund
Credit Quality	(% of Investment Securities)
A-1/P-1/MIG1/SP1	99.4%
FW1(NR)**	0.6
Total	100.0%

Portfolio Allocation*	(% of Net Assets)
Variable Rate Demand Notes	48.1%
U.S. Government Agency Obligations	24.9
Corporate Bonds	12.6
Commercial Paper	9.7
Certificate of Deposit	3.5
Municipal Bonds	1.1
Other Assets/Liabilities (Net)	0.1
Total	100.0%

Touchstone Third Avenue Value Fund
Geographic Allocation	(% of Net Assets)
Common Stocks
United States	72.5%
France	6.8
Canada	6.2
Hong Kong	5.9
Korea	2.8
China	1.5
Investment Funds	8.4
Other Assets/Liabilities (Net)	(4.1)
Total	100.0%

Touchstone Aggressive ETF Fund
Sector Allocation*	(% of Net Assets)
Exchange Traded Funds	98.8%
Investment Funds	13.5
Other Assets/Liabilities (Net)	(12.3)
Total	100.0%

Touchstone Conservative ETF Fund
Sector Allocation*	(% of Net Assets)
Exchange Traded Funds	98.8%
Investment Funds	19.3
Other Assets/Liabilities (Net)	(18.1)
Total	100.0%

Touchstone Moderate ETF
Sector Allocation*	(% of Net Assets)
Exchange Traded Funds	98.8%
Investment Funds	17.7
Other Assets/Liabilities (Net)	(16.5)
Total	100.0%

*	Sector Classifications are based upon the Global Industry Classification Standard (GICS®).
**	Equivalent to Standard & Poor’s and Moody’s highest short-term ratings of A-1 and P-1, respectively, based upon independent research conducted by Fort Washington Investment Advisors, Inc.

NR - Not Rated

29

Portfolio of Investments

Touchstone Active Bond Fund – December 31, 2014

Principal		Market
Amount		Value

	Corporate Bonds — 42.7%

	Financials — 11.6%
$233,000	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust (Ireland), 144a,
	4.500%, 5/15/21	$235,912
134,000	Ally Financial, Inc., 8.000%, 11/1/31	170,515
175,000	American Express Credit Corp. MTN,
	2.375%, 3/24/17	178,963
300,000	Bank of America Corp.,
	5.200%, 12/29/49(A)	277,125
100,000	Bank of America Corp. MTN,
	5.000%, 5/13/21	111,585
155,000	Boston Properties LP, REIT,
	3.850%, 2/1/23	160,902
290,000	Caterpillar Financial Services Corp.
	MTN, 5.450%, 4/15/18	323,672
125,000	Citigroup, Inc., 3.375%, 3/1/23	126,118
300,000	Citigroup, Inc., 5.350%, 4/29/49(A)	276,750
300,000	Fifth Third Bancorp,
	4.900%, 12/29/49(A)	290,250
265,000	Ford Motor Credit Co. LLC,
	2.375%, 1/16/18	266,536
300,000	General Electric Capital Corp.,
	6.250%, 12/29/49(A)	326,625
155,000	General Electric Capital Corp. MTN
	MTN, 4.650%, 10/17/21	174,705
115,000	Goldman Sachs Group, Inc. (The),
	5.250%, 7/27/21	129,796
300,000	Goldman Sachs Group, Inc. (The),
	5.700%, 12/29/49(A)	303,450
180,000	Health Care REIT, Inc., 6.125%, 4/15/20	206,916
160,000	HSBC Bank PLC (United Kingdom),
	144a, 4.125%, 8/12/20	173,196
145,000	JPMorgan Chase & Co.,
	3.250%, 9/23/22	145,845
300,000	JPMorgan Chase & Co.,
	5.150%, 12/29/49(A)	282,600
300,000	Morgan Stanley, 5.450%, 7/29/49(A)	300,540
166,000	Navient LLC MTN, 6.125%, 3/25/24	163,095
160,000	Omega Healthcare Investors, Inc. REIT,
	4.950%, 4/1/24	166,502
231,000	PHH Corp., 6.375%, 8/15/21	211,654
160,000	PNC Bank NA, 2.700%, 11/1/22	153,226
250,000	Simon Property Group LP, REIT,
	2.750%, 2/1/23	244,776
275,000	Wells Fargo & Co., 5.900%, 12/29/49(A)	277,062
		5,678,316

	Consumer Discretionary — 7.4%
230,000	AutoNation, Inc., 5.500%, 2/1/20	252,244
215,000	CBS Corp., 4.900%, 8/15/44	218,325
233,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 6.625%, 1/31/22	247,562
233,000	Cequel Communications Holdings I
	LLC / Cequel Capital Corp., 144a,
	6.375%, 9/15/20	241,155
275,000	Comcast Corp., 4.650%, 7/15/42	300,991
195,000	DIRECTV Holdings LLC / DIRECTV
	Financing Co., Inc., 2.400%, 3/15/17	198,679
233,000	DISH DBS Corp., 6.750%, 6/1/21	250,475
205,000	Forest Laboratories, Inc., 144a,
	5.000%, 12/15/21	221,979
150,000	Home Depot, Inc., 5.950%, 4/1/41	195,911
116,000	MGM Resorts International,
	6.750%, 10/1/20	121,800
290,000	Mondelez International, Inc.,
	4.125%, 2/9/16	300,774
175,000	News America, Inc., 6.900%, 3/1/19	206,352
240,000	Scripps Networks Interactive, Inc.,
	2.750%, 11/15/19	241,004
214,000	Sirius XM Radio, Inc., 144a,
	5.250%, 8/15/22	224,700
175,000	Time Warner Cable, Inc.,
	4.125%, 2/15/21	187,283
175,000	Viacom, Inc., 6.250%, 4/30/16	186,953
		3,596,187

	Energy — 6.7%
185,000	Access Midstream Partners LP / ACMP
	Finance Corp., 5.875%, 4/15/21	192,862
375,000	Boardwalk Pipelines LP, 3.375%, 2/1/23	341,614
250,000	BP Capital Markets PLC (United
	Kingdom), 3.994%, 9/26/23	257,234
150,000	Cenovus Energy, Inc. (Canada),
	6.750%, 11/15/39	170,881
115,000	Chesapeake Energy Corp.,
	5.375%, 6/15/21	114,928
265,000	CNOOC Finance 2012 Ltd. (Virgin
	Islands), 144a, 3.875%, 5/2/22	269,578
285,000	ConocoPhillips Co., 3.350%, 11/15/24	287,949
245,000	Continental Resources, Inc./OK,
	7.125%, 4/1/21	263,375
215,000	DCP Midstream LLC, 144a,
	5.350%, 3/15/20	225,028
231,000	FTS International, Inc., 144a,
	6.250%, 5/1/22	168,630
260,000	Kinder Morgan Energy Partners LP,
	3.500%, 9/1/23	246,831
233,000	Linn Energy LLC / Linn Energy Finance
	Corp., 8.625%, 4/15/20	202,710
125,000	Petrobras International Finance Co. -
	Pifco (Cayman Islands),
	5.375%, 1/27/21	115,821
156,000	Plains Exploration & Production Co.,
	6.875%, 2/15/23	173,550
265,000	Suncor Energy, Inc. (Canada),
	3.600%, 12/1/24	261,861
		3,292,852

	Telecommunication Services — 3.7%
113,000	Frontier Communications Corp.,
	6.875%, 1/15/25	113,000
220,000	Orange SA (France), 2.750%, 2/6/19	224,086

30

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 42.7% (Continued)

	Telecommunication Services — (Continued)
$240,000	SBA Tower Trust, 144a,
	2.898%, 10/15/44	$240,629
161,000	Sprint Nextel Corp., 6.000%, 11/15/22	148,120
233,000	T-Mobile USA, Inc., 6.731%, 4/28/22	239,990
233,000	UPCB Finance III Ltd. (Cayman Islands),
	144a, 6.625%, 7/1/20	244,650
275,000	Verizon Communications, Inc.,
	6.250%, 4/1/37	337,492
254,000	Windstream Corp., 6.375%, 8/1/23	237,490
		1,785,457

	Industrials — 3.0%
200,000	Air Lease Corp., 5.625%, 4/1/17	215,500
265,000	Burlington Northern Santa Fe LLC,
	5.750%, 5/1/40	326,947
175,000	FedEx Corp., 5.100%, 1/15/44	202,067
116,000	Navios Maritime Holdings, Inc. /
	Navios Maritime Finance II US Inc.
	(Marshall Islands), 144a,
	7.375%, 1/15/22	106,140
200,000	Republic Services, Inc., 3.550%, 6/1/22	205,323
235,000	Rexel SA (France), 144a,
	5.250%, 6/15/20	236,762
175,000	United Rentals North America, Inc.,
	7.625%, 4/15/22	192,412
		1,485,151

	Utilities — 2.5%
65,000	CenterPoint Energy, Inc.,
	5.950%, 2/1/17	70,873
275,000	Dominion Resources, Inc.,
	5.750%, 10/1/54(A)	286,939
145,000	Dynegy, Inc., 5.875%, 6/1/23	137,750
145,000	Iberdrola International BV,
	6.750%, 7/15/36	184,847
145,000	NextEra Energy Capital Holdings, Inc.,
	6.350%, 10/1/66(A)	144,094
230,000	NRG Energy, Inc., 6.625%, 3/15/23	239,200
165,000	PPL Energy Supply LLC,
	6.500%, 5/1/18	173,293
		1,236,996

	Consumer Staples — 2.5%
190,000	Anheuser-Busch InBev Worldwide,
	Inc., 8.200%, 1/15/39	293,326
295,000	Cargill, Inc., 144a, 1.900%, 3/1/17	298,078
155,000	Kraft Foods Group, Inc.,
	6.875%, 1/26/39	204,872
233,000	Post Holdings, Inc., 7.375%, 2/15/22	233,000
200,000	Walgreens Boots Alliance, Inc.,
	2.700%, 11/18/19	201,018
		1,230,294

	Materials — 2.0%
233,000	ArcelorMittal (Luxembourg),
	6.000%, 3/1/21	242,320
155,000	Domtar Corp., 10.750%, 6/1/17	184,229
175,000	First Quantum Minerals Ltd. (Canada),
	144a, 7.250%, 10/15/19	161,875
175,000	Glencore Funding LLC, 144a,
	2.500%, 1/15/19	172,318
175,000	LyondellBasell Industries N.V.
	(Netherlands), 6.000%, 11/15/21	201,418
		962,160

	Health Care — 1.9%
233,000	CHS / Community Health Systems,
	Inc., 7.125%, 7/15/20	248,436
186,000	HCA, Inc., 6.500%, 2/15/20	208,413
31,000	Select Medical Corp., 6.375%, 6/1/21	31,465
265,000	Valeant Pharmaceuticals International,
	144a, 6.750%, 8/15/21	276,925
185,000	Ventas Realty LP, 1.550%, 9/26/16	185,741
		950,980

	Information Technology — 1.4%
450,000	Apple, Inc., 1.000%, 5/3/18	443,322
100,000	Intel Corp., 3.300%, 10/1/21	104,863
125,000	Oracle Corp., 3.875%, 7/15/20	134,316
		682,501
	Total Corporate Bonds	$20,900,894

	U.S. Government Mortgage-Backed Obligations — 21.1%
58,705	FHLMC, Pool #A56988, 5.500%, 2/1/37	65,570
237,519	FHLMC, Pool #A95946, 4.000%, 1/1/41	253,521
254,772	FHLMC, Pool #A96485, 4.500%, 1/1/41	277,740
80,905	FHLMC, Pool #G03217, 5.500%, 9/1/37	90,234
45,992	FHLMC, Pool #G03781, 6.000%, 1/1/38	51,986
107,246	FHLMC, Pool #G06031, 5.500%, 3/1/40	119,812
22,484	FNMA, Pool #254759, 4.500%, 6/1/18	23,621
12,807	FNMA, Pool #535290, 8.000%, 5/1/30	15,604
9,856	FNMA, Pool #561741, 7.500%, 1/1/31	11,679
27,593	FNMA, Pool #889734, 5.500%, 6/1/37	30,833
94,563	FNMA, Pool #899079, 5.000%, 3/1/37	104,401
40,129	FNMA, Pool #933806, 5.000%, 5/1/38	44,304
19,429	FNMA, Pool #974401, 4.500%, 4/1/23	20,892
29,645	FNMA, Pool #974403, 4.500%, 4/1/23	31,860
51,116	FNMA, Pool #984256, 5.000%, 6/1/23	55,226
37,454	FNMA, Pool #995220, 6.000%, 11/1/23	40,937
36,312	FNMA, Pool #995472, 5.000%, 11/1/23	39,652
158,466	FNMA, Pool #AB1149, 5.000%, 6/1/40	175,369
115,993	FNMA, Pool #AB1800, 4.000%, 11/1/40	124,619
584,560	FNMA, Pool #AB5910, 3.000%, 8/1/32	604,474
95,962	FNMA, Pool #AB5989, 2.500%, 8/1/27	97,964
222,338	FNMA, Pool #AD3795, 4.500%, 4/1/40	241,569
345,325	FNMA, Pool #AD9150, 5.000%, 8/1/40	383,292
526,583	FNMA, Pool #AE0548, 4.500%, 11/1/40	572,423
62,799	FNMA, Pool #AE0831, 6.000%, 9/1/39	71,262
304,040	FNMA, Pool #AE4429, 4.000%, 10/1/40	324,932
33,106	FNMA, Pool #AH2666, 4.000%, 1/1/26	35,377
60,140	FNMA, Pool #AH3493, 4.000%, 2/1/26	64,449
176,902	FNMA, Pool #AI0805, 4.500%, 7/1/41	192,227

31

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Mortgage-Backed Obligations — 21.1% (Continued)
$150,984	FNMA, Pool #AI2999, 3.500%, 6/1/26	$159,693
109,340	FNMA, Pool #AI6697, 3.000%, 9/1/26	113,909
585,582	FNMA, Pool #AJ5457, 4.000%, 11/1/41	628,213
610,426	FNMA, Pool #AL0054, 4.500%, 2/1/41	663,406
127,895	FNMA, Pool #AL2663, 4.000%, 1/1/26	136,677
474,036	FNMA, Pool #AL3318, 3.500%, 3/1/43	496,535
385,444	FNMA, Pool #AU3789, 2.500%, 8/1/28	393,243
344,370	FNMA, Pool #MA0885,
	3.500%, 10/1/31	363,486
494,162	FNMA, Pool #MA1175, 3.000%, 9/1/42	500,906
355,661	FNMA, Pool #MA1543, 3.500%, 8/1/33	375,314
570,290	GNMA, Pool #4853, 4.000%, 11/20/40	613,571
388,930	GNMA, Pool #4883, 4.500%, 12/20/40	427,199
171,676	GNMA, Pool #736696, 4.500%, 5/15/40	188,197
32,323	GNMA, Pool #748495, 4.000%, 8/15/40	34,731
14,166	GNMA, Pool #8503, 1.625%, 9/20/24(A)	14,602
524,078	GNMA, Pool #AD1745,
	3.000%, 2/20/43	538,229
513,422	GNMA, Pool #MA1157,
	3.500%, 7/20/43	539,643
	Total U.S. Government Mortgage-Backed Obligations	$10,353,383

	U.S. Treasury Obligations — 21.4%
4,230,000	U.S. Treasury Note, 0.500%, 11/30/16	4,219,425
2,860,000	U.S. Treasury Note, 0.875%, 11/15/17	2,846,369
165,000	U.S. Treasury Note, 1.500%, 10/31/19	163,994
2,580,000	United States Treasury Inflation
	Indexed Bonds, 0.625%, 1/15/24	2,636,845
535,000	United States Treasury Inflation
	Indexed Bonds, 1.375%, 2/15/44	616,925
	Total U.S. Treasury Obligations	$10,483,558

	Asset-Backed Securities — 3.8%
397,000	California Republic Auto Receivables
	Trust, Ser 2014-2, Class A4,
	1.570%, 12/16/19	395,855
370,000	Capital Auto Receivables Asset Trust,
	Ser 2014-1, Class A3,
	1.320%, 6/20/18	371,417
375,000	Chrysler Capital Auto Receivables
	Trust, Ser 2013-AA, Class A3, 144a,
	0.910%, 4/16/18	375,783
318,633	Countrywide Asset-Backed
	Certificates, Ser 2007-S1, Class A5,
	6.018%, 11/25/36(A)	286,603
147,367	Marriott Vacation Club Owner Trust,
	Ser 2009-2A, Class A, 144a,
	4.809%, 7/20/31	148,390
275,000	Santander Drive Auto Receivables
	Trust, Ser 2013-5, Class A3,
	0.820%, 2/15/18	275,162
	Total Asset-Backed Securities	$1,853,210

	Commercial Mortgage-Backed Securities — 3.7%
54,274	Banc of America Merrill Lynch
	Commercial Mortgage Trust 2006-2,
	Ser 2006-2, Class A3,
	5.700%, 5/10/45(A)	54,439
365,000	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2006-6, Class A3, 5.369%, 10/10/45	370,363
125,898	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2007-2, Class AAB,
	5.562%, 4/10/49(A)	128,402
350,000	COMM Mortgage Trust, Ser
	2014-SAVA, Class A, 144a,
	1.311%, 6/15/34(A)	349,812
94,191	First Union Commercial Mortgage
	Trust, Ser 1999-C1, Class F, 144a,
	5.350%, 10/15/35	95,015
369,549	Hilton USA Trust, Ser 2013-HLF, Class
	AFL, 144a, 1.157%, 11/5/30	369,568
325,000	Morgan Stanley Bank of America
	Merrill Lynch Trust, Ser 2014-C18,
	Class ASB, 3.621%, 10/15/47	339,953
94,929	Wachovia Bank Commercial Mortgage
	Trust, Ser 2007-C34, Class APB,
	5.617%, 5/15/46††	95,899
	Total Commercial Mortgage-Backed Securities	$1,803,451

	Municipal Bonds — 2.2%

	California — 0.4%
180,000	California St, UTGO, Ser 2009,
	5.950%, 4/1/16	191,783

	Georgia — 0.5%
190,000	Municipal Electric Auth. of Georgia
	Rev, Ser 2010, 6.655%, 4/1/57	250,439

	New York — 0.7%
320,000	NY Housing Development Corp., Ref 8
	Spruce Street Class B,
	3.864%, 2/15/48	331,152

	Ohio — 0.6%
275,000	JobsOhio Beverage System, Ser B,
	4.532%, 1/1/35	295,100
	Total Municipal Bonds	$1,068,474

	Non-Agency Collateralized Mortgage Obligations — 1.2%
49,330	Deutsche ALT-A Securities, Inc.
	Alternate Loan Trust, Ser 2003-2XS,
	Class A6, 5.470%, 9/25/33(B)	50,318

32

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Non-Agency Collateralized Mortgage Obligations — 1.2% (Continued)
$172,017	Deutsche ALT-A Securities, Inc.
	Alternate Loan Trust, Ser 2005-3,
	Class 4A4, 5.250%, 6/25/35	$174,112
158,209	Residential Asset Securitization Trust,
	Ser 2006-A1, Class 1A3,
	6.000%, 4/25/36	129,176
161,989	Structured Asset Securities Corp., Ser
	2005-17, Class 5A1,
	5.500%, 10/25/35	142,492
102,834	Washington Mutual Alternative
	Mortgage Pass-Through
	Certificates, Ser 2005-9, Class 2A4,
	5.500%, 11/25/35††	95,516
	Total Non-Agency Collateralized Mortgage Obligations	$591,614

	Sovereign Bond — 0.5%
275,000	Province of Quebec Canada, 2.625%,
	2/13/23	274,663

	Agency Collateralized Mortgage Obligation — 0.0%
15,466	GNMA, Ser 2003-11, Class GJ,
	4.000%, 10/17/29	16,339

	Investment Fund — 2.8%
1,352,467	Touchstone Institutional Money
	Market Fund, 0.01%^∞Ω	1,352,467

	Total Investment Securities —99.4%
	(Cost $48,177,326)	$48,698,053

	Other Assets in
	Excess of Liabilities — 0.6%	280,388

	Net Assets — 100.0%	$48,978,441

(A)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2014.

(B)	Step Bond - A bond that pays an initial interest rate for the first period and then a higher interest rate for the following periods until maturity. The interest rate shown reflects the rate in effect at December 31, 2014.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

††	The issuers and/or sponsors of certain mortgage-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2014.

Portfolio Abbreviations:

FHLMC - Federal Home Loan Mortgage Association

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

LLC - Limited Liability Company

LP - Limited Partnership

MTN -Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

UTGO - Unlimited Tax General Obligation

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities were valued at $4,836,123 or 9.9% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

33

Touchstone Active Bond Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$20,900,894	$—	$20,900,894
U.S. Government Mortgage-Backed Obligations	—	10,353,383	—	10,353,383
U.S. Treasury Obligations	—	10,483,558	—	10,483,558
Asset-Backed Securities	—	1,853,210	—	1,853,210
Commercial Mortgage-Backed Securities	—	1,803,451	—	1,803,451
Municipal Bonds	—	1,068,474	—	1,068,474
Non-Agency Collateralized Mortgage Obligations	—	591,614	—	591,614
Sovereign Bond	—	274,663	—	274,663
Agency Collateralized Mortgage Obligations	—	16,339	—	16,339
Investment Fund	1,352,467	—	—	1,352,467
				$48,698,053

See accompanying Notes to Financial Statements.

34

Portfolio of Investments

Touchstone Baron Small Cap Growth Fund – December 31, 2014

		Market
	Shares	Value

Common Stocks — 94.7%

Consumer Discretionary — 26.4%
Bright Horizons Family Solutions, Inc.*	7,500	$352,575
Choice Hotels International, Inc.	14,500	812,290
ClubCorp Holdings, Inc.	1,136	20,368
DeVry Education Group, Inc.	5,000	237,350
Dick's Sporting Goods, Inc.	13,000	645,450
Interval Leisure Group, Inc.	12,000	250,680
LKQ Corp.*	9,000	253,080
Lumber Liquidators Holdings, Inc.*†	6,300	417,753
Manchester United PLC - Class A, (United Kingdom)*†	17,018	270,586
Marriott Vacations Worldwide Corp.	8,100	603,774
Morningstar, Inc.	2,000	129,420
Nord Anglia Education, Inc.*	6,500	124,020
Panera Bread Co. - Class A*	1,880	328,624
Penn National Gaming, Inc.*	32,000	439,360
Pinnacle Entertainment, Inc.*†	13,233	294,434
Under Armour, Inc. - Class A*	11,000	746,900
Vail Resorts, Inc.	11,500	1,047,995
		6,974,659

Financials — 22.1%
Alexander's, Inc. REIT	716	313,021
Alexandria Real Estate Equities, Inc. REIT	2,500	221,850
American Assets Trust, Inc. REIT	3,700	147,297
Arch Capital Group Ltd. (Bermuda)*	22,000	1,300,200
Artisan Partners Asset Management, Inc. - Class A	5,000	252,650
Carlyle Group LP (The)	12,200	335,500
Cohen & Steers, Inc.†	9,500	399,760
Douglas Emmett, Inc. REIT	15,500	440,200
Financial Engines, Inc.†	10,846	396,421
Gaming and Leisure Properties, Inc. REIT	12,947	379,866
LaSalle Hotel Properties REIT	7,500	303,525
Moelis & Co.	7,500	261,975
Oaktree Capital Group LLC†	7,000	362,810
Primerica, Inc.	13,000	705,380
		5,820,455

Industrials — 14.7%
Colfax Corp.*	7,300	376,461
Copart, Inc.*	8,000	291,920
Generac Holdings, Inc.*†	8,000	374,080
Genesee & Wyoming, Inc. - Class A*	12,000	1,079,040
Masonite International Corp.*	3,000	184,380
Middleby Corp.*	9,000	891,900
Rexnord Corp.*	6,721	189,599
Trex Co., Inc.*	6,762	287,927
Valmont Industries, Inc.†	1,500	190,500
		3,865,807

Information Technology — 13.2%
Advent Software, Inc.	10,000	306,400
Benefitfocus, Inc.*†	11,750	385,870
Booz Allen Hamilton Holding Corp.	11,770	312,258
Bottomline Technologies de, Inc.*	2,500	63,200
CoStar Group, Inc.*	5,700	1,046,691
Guidewire Software, Inc.*	5,604	283,731
Manhattan Associates, Inc.*	7,600	309,472
Shutterstock, Inc.*†	959	66,268
SS&C Technologies Holdings, Inc.	12,215	714,455
		3,488,345

Consumer Staples — 7.1%
Boston Beer Co., Inc. (The) - Class A*†	729	211,074
Church & Dwight Co., Inc.	4,500	354,645
TreeHouse Foods, Inc.*	7,500	641,475
United Natural Foods, Inc.*	8,500	657,262
		1,864,456

Utilities — 4.1%
ITC Holdings Corp.	26,500	1,071,395

Health Care — 3.0%
Acadia Pharmaceuticals, Inc.*†	1,100	34,925
Brookdale Senior Living, Inc.*	2,500	91,675
Community Health Systems, Inc.*	9,000	485,280
IDEXX Laboratories, Inc.*	787	116,688
Juno Therapeutics, Inc.*	40	2,089
Neogen Corp.*	1,000	49,590
		780,247

Energy — 2.2%
Sunoco LP	1,900	94,563
Targa Resources Corp.†	4,700	498,435
		592,998

Telecommunication Services — 1.0%
Iridium Communications, Inc.*†	28,000	273,000

Materials — 0.9%
CaesarStone Sdot - Yam Ltd. (Israel)	4,214	252,081
Total Common Stocks		$24,983,443

Investment Funds — 20.1%
Invesco Government & Agency
Portfolio, Institutional Class,
0.01%**∞Ω	3,848,305	3,848,305
Touchstone Institutional Money Market
Fund, 0.01%^∞Ω	1,437,513	1,437,513
Total Investment Funds		$5,285,818

Total Investment Securities —114.8%
(Cost $16,680,469)		$30,269,261

Liabilities in Excess of Other Assets — (14.8%)		(3,894,508)

Net Assets — 100.0%		$26,374,753

*	Non-income producing security.

**	Represents collateral for securities loaned.

35

Touchstone Baron Small Cap Growth Fund (Continued)

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2014 was $3,717,756.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2014.

Portfolio Abbreviations:

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$24,983,443	$—	$—	$24,983,443
Investment Funds	5,285,818	—	—	5,285,818
				$30,269,261

See accompanying Notes to Financial Statements.

36

Portfolio of Investments

Touchstone High Yield Fund – December 31, 2014

Principal		Market
Amount		Value

	Corporate Bonds — 89.3%

	Consumer Discretionary — 17.7%
$64,000	Albea Beauty Holdings SA
	(Luxembourg), 144a,
	8.375%, 11/1/19	$67,200
139,000	AMC Networks, Inc., 7.750%, 7/15/21	148,730
33,000	American Axle & Manufacturing, Inc.,
	6.250%, 3/15/21	34,650
28,000	CBS Outdoor Americas Capital LLC /
	CBS Outdoor Americas Capital
	Corp., 144a, 5.250%, 2/15/22	28,210
47,000	CBS Outdoor Americas Capital LLC /
	CBS Outdoor Americas Capital
	Corp., 144a, 5.875%, 3/15/25	47,352
38,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 6.500%, 4/30/21	39,900
35,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 6.625%, 1/31/22	37,188
53,000	Cequel Communications Holdings I
	LLC / Cequel Capital Corp., 144a,
	6.375%, 9/15/20	54,855
52,000	Cogeco Cable, Inc. (Canada), 144a,
	4.875%, 5/1/20	52,000
14,000	DISH DBS Corp., 5.875%, 7/15/22	14,350
100,000	DISH DBS Corp., 6.750%, 6/1/21	107,500
35,000	DISH DBS Corp., 7.875%, 9/1/19	39,725
35,000	DR Horton, Inc., 3.750%, 3/1/19	34,650
13,000	DR Horton, Inc., 4.375%, 9/15/22	12,740
32,000	Gannett Co., Inc., 144a,
	4.875%, 9/15/21	31,760
20,000	Gannett Co., Inc., 144a,
	5.500%, 9/15/24	20,050
126,000	Goodyear Tire & Rubber Co. (The),
	8.750%, 8/15/20	145,845
23,000	Lamar Media Corp., 5.875%, 2/1/22	23,862
61,000	LIN Television Corp., 6.375%, 1/15/21	60,848
9,000	LIN Television Corp., 144a,
	5.875%, 11/15/22	8,910
19,000	LKQ Corp., 4.750%, 5/15/23	18,240
32,000	Ltd. Brands, Inc., 5.625%, 2/15/22	34,400
24,000	Men's Wearhouse, Inc. (The), 144a,
	7.000%, 7/1/22	24,660
105,000	Meritage Homes Corp.,
	7.150%, 4/15/20	112,875
121,000	MGM Resorts International,
	5.250%, 3/31/20	120,092
19,000	NCL Corp. Ltd. (Bermuda), 144a,
	5.250%, 11/15/19	19,142
20,000	Netflix, Inc., 144a, 5.750%, 3/1/24	20,800
30,000	Penske Automotive Group, Inc.,
	5.375%, 12/1/24	30,375
163,000	Quebecor Media, Inc. (Canada),
	5.750%, 1/15/23	166,668
41,000	Reynolds Group Issuer, Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu, 6.875%, 2/15/21	42,794
57,000	Royal Caribbean Cruises Ltd. (Liberia),
	5.250%, 11/15/22	59,850
28,000	Ryland Group, Inc. (The),
	5.375%, 10/1/22	27,160
10,000	Service Corp. International/US,
	5.375%, 1/15/22	10,250
85,000	Service Corp. International/US,
	8.000%, 11/15/21	98,388
87,000	Sinclair Television Group, Inc.,
	5.375%, 4/1/21	86,348
103,000	Sinclair Television Group, Inc.,
	6.125%, 10/1/22	104,802
34,000	Sonic Automotive, Inc.,
	7.000%, 7/15/22	36,550
93,000	Stackpole International Intermediate /
	Stackpole International Powder
	(Luxembourg), 144a,
	7.750%, 10/15/21	93,000
17,000	Standard Pacific Corp.,
	8.375%, 1/15/21	19,252
38,000	Taylor Morrison Communities, Inc. /
	Monarch Communities Inc., 144a,
	7.750%, 4/15/20	40,280
41,000	Tenneco, Inc., 6.875%, 12/15/20	43,358
34,000	Toll Brothers Finance Corp.,
	5.875%, 2/15/22	36,295
25,000	TRW Automotive, Inc., 144a,
	4.500%, 3/1/21	25,125
26,000	Virgin Media Secured Finance PLC
	(United Kingdom), 144a,
	5.375%, 4/15/21	26,845
31,000	Weyerhaeuser Real Estate Co., 144a,
	4.375%, 6/15/19	30,574
16,000	William Lyon Homes, Inc.,
	5.750%, 4/15/19	15,960
		2,354,408

	Energy — 16.8%
50,000	Access Midstream Partners LP / ACMP
	Finance Corp., 4.875%, 5/15/23	50,750
108,000	Atlas Pipeline Partners LP / Atlas
	Pipeline Finance Corp.,
	6.625%, 10/1/20	109,890
15,000	Basic Energy Services, Inc.,
	7.750%, 10/15/22	11,250
13,000	Baytex Energy Corp. (Canada), 144a,
	5.125%, 6/1/21	11,050
109,000	Bill Barrett Corp., 7.000%, 10/15/22	87,745
69,000	Calfrac Holdings LP, 144a,
	7.500%, 12/1/20	58,305
132,000	California Resources Corp., 144a,
	5.500%, 9/15/21	112,860
131,000	Carrizo Oil & Gas, Inc., 7.500%, 9/15/20	125,760
50,000	Clayton Williams Energy, Inc.,
	7.750%, 4/1/19	42,500

37

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 89.3% (Continued)

	Energy — (Continued)
$7,000	Cloud Peak Energy Resources LLC /
	Cloud Peak Energy Finance Corp.,
	6.375%, 3/15/24	$6,510
32,000	Cloud Peak Energy Resources LLC /
	Cloud Peak Energy Finance Corp.,
	8.500%, 12/15/19	33,360
19,000	CONSOL Energy, Inc., 144a,
	5.875%, 4/15/22	17,670
39,000	Crestwood Midstream Partners LP /
	Crestwood Midstream Finance
	Corp., 6.125%, 3/1/22	37,245
134,000	Drill Rigs Holdings, Inc. (Marshall
	Islands), 144a, 6.500%, 10/1/17	110,550
85,000	FTS International, Inc., 144a,
	6.250%, 5/1/22	62,050
71,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 5.750%, 2/15/21	66,030
49,000	Gibson Energy, Inc. (Canada), 144a,
	6.750%, 7/15/21	48,878
22,000	Hilcorp Energy I LP / Hilcorp Finance
	Co., 144a, 7.625%, 4/15/21	22,110
12,000	Hilcorp Energy I LP / Hilcorp Finance
	Co., 144a, 8.000%, 2/15/20	12,240
122,000	Key Energy Services, Inc.,
	6.750%, 3/1/21	75,640
58,000	Kinder Morgan, Inc/DE, 144a,
	5.625%, 11/15/23	62,085
38,000	Linn Energy LLC / Linn Energy Finance
	Corp., 6.250%, 11/1/19	32,110
32,000	Linn Energy LLC / Linn Energy Finance
	Corp., 8.625%, 4/15/20	27,840
125,000	MEG Energy Corp. (Canada), 144a,
	6.500%, 3/15/21	114,062
38,000	Northern Blizzard Resources, Inc.
	(Canada), 144a, 7.250%, 2/1/22	30,780
25,000	NuStar Logistics LP, 4.800%, 9/1/20	23,500
16,000	NuStar Logistics LP, 6.750%, 2/1/21	16,920
40,000	Oasis Petroleum, Inc., 6.875%, 3/15/22	36,400
42,000	Pacific Drilling SA (Luxembourg), 144a,
	5.375%, 6/1/20	34,230
170,000	Pacific Drilling V Ltd. (Virgin Islands),
	144a, 7.250%, 12/1/17	153,000
31,000	Peabody Energy Corp.,
	6.000%, 11/15/18	28,132
33,000	QEP Resources, Inc., 6.800%, 3/1/20	34,155
17,000	Rose Rock Midstream LP / Rose Rock
	Finance Corp., 5.625%, 7/15/22	15,895
96,000	Sabine Pass Liquefaction LLC,
	5.625%, 2/1/21	94,320
21,000	Sanchez Energy Corp., 144a,
	6.125%, 1/15/23	17,640
168,000	SandRidge Energy, Inc.,
	8.750%, 1/15/20	113,400
82,000	SemGroup Corp., 7.500%, 6/15/21	82,000
33,000	Seventy Seven Energy, Inc.,
	6.500%, 7/15/22	19,305
21,000	Tesoro Logistics LP / Tesoro Logistics
	Finance Corp., 5.875%, 10/1/20	21,052
200,000	Tullow Oil PLC (United Kingdom),
	144a, 6.000%, 11/1/20	166,000
		2,225,219

	Industrials — 11.2%
61,000	ADT Corp. (The), 3.500%, 7/15/22	52,002
13,000	ADT Corp. (The), 6.250%, 10/15/21†	13,358
77,000	Allegion US Holding Co., Inc.,
	5.750%, 10/1/21	81,428
100,000	Alliant Techsystems, Inc., 144a,
	5.250%, 10/1/21	100,750
49,729	American Airlines 2013-2 Class B Pass
	Through Trust, 144a,
	5.600%, 7/15/20	50,724
66,000	Amsted Industries, Inc., 144a,
	5.000%, 3/15/22	64,845
17,000	Amsted Industries, Inc., 144a,
	5.375%, 9/15/24	16,532
33,000	Anixter, Inc., 5.125%, 10/1/21	33,000
35,000	Bombardier, Inc. (Canada), 144a,
	6.000%, 10/15/22	35,350
6,000	Bombardier, Inc. (Canada), 144a,
	6.125%, 1/15/23	6,120
7,000	Building Materials Corp. of America,
	144a, 6.750%, 5/1/21	7,402
120,000	Calcipar SA (Luxembourg), 144a,
	6.875%, 5/1/18	120,600
24,000	Case New Holland, Inc.,
	7.875%, 12/1/17	26,400
69,000	Cenveo Corp., 144a, 6.000%, 8/1/19	62,445
30,000	DigitalGlobe, Inc., 144a,
	5.250%, 2/1/21	28,500
75,000	Dynacast International LLC / Dynacast
	Finance, Inc., 9.250%, 7/15/19	80,438
95,000	JB Poindexter & Co., Inc., 144a,
	9.000%, 4/1/22	102,600
144,000	Martin Midstream Partners LP / Martin
	Midstream Finance Corp.,
	7.250%, 2/15/21	135,360
59,000	Navios Maritime Holdings, Inc. /
	Navios Maritime Finance II US Inc.
	(Marshall Islands), 144a,
	7.375%, 1/15/22	53,985
83,000	Nielsen Co. Luxembourg SARL (The)
	(Luxembourg), 144a,
	5.500%, 10/1/21	84,660
25,000	Nielsen Finance LLC / Nielsen Finance
	Co., 4.500%, 10/1/20	25,125
27,000	Rexel SA (France), 144a,
	5.250%, 6/15/20	27,202
7,000	RR Donnelley & Sons Co.,
	7.250%, 5/15/18	7,735

38

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 89.3% (Continued)

	Industrials — (Continued)
$36,000	Stena AB (Sweden), 144a,
	7.000%, 2/1/24	$32,940
16,000	United Airlines 2014-2 Class B Pass
	Through Trust, 4.625%, 9/3/22	15,680
1,000	United Rentals North America, Inc.,
	7.375%, 5/15/20	1,080
57,000	United Rentals North America, Inc.,
	7.625%, 4/15/22	62,672
98,000	URS Corp., 5.000%, 4/1/22	92,120
29,675	US Airways 2013-1 Class B Pass
	Through Trust, 5.375%, 11/15/21	30,194
45,000	West Corp., 144a, 5.375%, 7/15/22	43,088
		1,494,335

	Financials — 8.4%
11,000	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust (Ireland), 144a,
	3.750%, 5/15/19	10,890
6,000	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust (Ireland), 144a,
	4.500%, 5/15/21	6,075
39,000	Ally Financial, Inc., 8.000%, 11/1/31	49,628
22,000	CBRE Services, Inc., 5.210%, 3/15/25	22,440
208,000	CIT Group, Inc., 5.000%, 8/15/22	213,720
17,000	Credit Acceptance Corp., 144a,
	6.125%, 2/15/21	17,000
73,000	Crown Castle International Corp., REIT,
	5.250%, 1/15/23	74,460
58,000	CTR Partnership LP / CareTrust Capital
	Corp. REIT, 5.875%, 6/1/21	58,725
63,000	First Cash Financial Services, Inc.,
	6.750%, 4/1/21	65,520
13,000	General Motors Financial Co., Inc.,
	3.500%, 7/10/19	13,275
72,000	General Motors Financial Co., Inc.,
	4.375%, 9/25/21	75,150
7,000	International Lease Finance Corp.,
	5.875%, 8/15/22	7,595
113,000	International Lease Finance Corp.,
	6.250%, 5/15/19	123,452
49,000	MPT Operating Partnership LP / MPT
	Finance Corp., 6.375%, 2/15/22	52,062
45,000	MPT Operating Partnership LP / MPT
	Finance Corp., 6.875%, 5/1/21	48,150
74,000	Navient Corp., 5.000%, 10/26/20	72,612
58,000	Navient LLC MTN, 6.125%, 3/25/24	56,985
21,000	Ocwen Financial Corp., 144a,
	6.625%, 5/15/19	19,215
26,000	PHH Corp., 6.375%, 8/15/21	23,822
103,000	PHH Corp., 7.375%, 9/1/19	103,258
		1,114,034

	Materials — 7.7%
73,000	Aleris International, Inc.,
	7.625%, 2/15/18	73,365
190,000	ArcelorMittal (Luxembourg),
	5.750%, 8/5/20	197,125
65,000	Cascades, Inc. (Canada),
	7.875%, 1/15/20	67,600
103,000	Chemtura Corp., 5.750%, 7/15/21	100,425
93,000	First Quantum Minerals Ltd. (Canada),
	144a, 7.000%, 2/15/21	83,700
2,000	First Quantum Minerals Ltd. (Canada),
	144a, 7.250%, 10/15/19	1,850
25,000	First Quantum Minerals Ltd. (Canada),
	144a, 7.250%, 5/15/22	22,500
11,000	FMG Resources August 2006 Pty Ltd.
	(Australia), 144a, 6.875%, 4/1/22	9,158
31,000	HudBay Minerals, Inc. (Canada),
	9.500%, 10/1/20	30,070
42,000	HudBay Minerals, Inc. (Canada), 144a,
	9.500%, 10/1/20	40,740
20,000	Huntsman International LLC,
	4.875%, 11/15/20	19,850
110,000	JMC Steel Group, Inc., 144a,
	8.250%, 3/15/18	104,500
139,000	PolyOne Corp., 5.250%, 3/15/23	138,907
50,000	Steel Dynamics, Inc., 5.250%, 4/15/23	50,750
25,000	Tembec Industries, Inc. (Canada),
	144a, 9.000%, 12/15/19	24,594
53,000	Vulcan Materials Co., 7.500%, 6/15/21	61,745
		1,026,879

	Telecommunication Services — 7.6%
66,000	CenturyLink, Inc., 5.625%, 4/1/20	68,475
22,000	CenturyLink, Inc., 5.800%, 3/15/22	22,825
17,000	CenturyLink, Inc., 6.450%, 6/15/21	18,232
31,000	Cincinnati Bell, Inc., 8.375%, 10/15/20	32,550
68,000	Frontier Communications Corp.,
	6.250%, 9/15/21	68,340
56,000	Frontier Communications Corp.,
	8.500%, 4/15/20	62,440
39,000	GCI, Inc., 8.625%, 11/15/19	40,901
42,000	Intelsat Jackson Holdings SA
	(Luxembourg), 7.250%, 10/15/20	44,362
75,000	Softbank Corp. (Japan), 144a,
	4.500%, 4/15/20	73,875
100,000	Sprint Communications, Inc., 144a,
	7.000%, 3/1/20	108,000
67,000	Sprint Communications, Inc., 144a,
	9.000%, 11/15/18	76,206
5,000	T-Mobile USA, Inc., 5.250%, 9/1/18	5,188
27,000	T-Mobile USA, Inc., 6.000%, 3/1/23	27,068
21,000	T-Mobile USA, Inc., 6.125%, 1/15/22	21,315
15,000	T-Mobile USA, Inc., 6.250%, 4/1/21	15,352
7,000	T-Mobile USA, Inc., 6.464%, 4/28/19	7,280
137,000	T-Mobile USA, Inc., 6.542%, 4/28/20	141,452
13,000	T-Mobile USA, Inc., 6.836%, 4/28/23	13,422
59,000	UPCB Finance V Ltd. (Cayman Islands),
	144a, 7.250%, 11/15/21	64,531

39

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 89.3% (Continued)

	Telecommunication Services — (Continued)
$51,000	UPCB Finance VI Ltd. (Cayman Islands),
	144a, 6.875%, 1/15/22	$55,462
44,000	Windstream Corp., 7.750%, 10/15/20	45,320
		1,012,596

	Health Care — 6.3%
63,000	Acadia Healthcare Co., Inc.,
	5.125%, 7/1/22	62,055
187,000	CHS / Community Health Systems,
	Inc., 7.125%, 7/15/20	199,389
41,000	Grifols Worldwide Operations Ltd.
	(Ireland), 144a, 5.250%, 4/1/22	41,931
57,000	HCA, Inc., 6.500%, 2/15/20	63,868
23,000	Kindred Escrow Corp. II, 144a,
	8.000%, 1/15/20	24,438
44,000	Kindred Healthcare, Inc., 144a,
	6.375%, 4/15/22	41,910
41,000	LifePoint Hospitals, Inc.,
	5.500%, 12/1/21	41,922
22,000	Omnicare, Inc., 4.750%, 12/1/22	22,275
134,000	Select Medical Corp., 6.375%, 6/1/21	136,010
72,000	Universal Hospital Services, Inc.,
	7.625%, 8/15/20	61,920
59,000	Valeant Pharmaceuticals International,
	144a, 6.375%, 10/15/20	61,655
71,000	Valeant Pharmaceuticals International
	Inc. (Canada), 144a, 6.750%, 8/15/18	75,528
		832,901

	Consumer Staples — 6.1%
60,000	ARAMARK Corp., 5.750%, 3/15/20	61,950
17,000	B&G Foods, Inc., 4.625%, 6/1/21	16,594
53,000	BI-LO LLC / BI-LO Finance Corp., 144a,
	9.250%, 2/15/19	48,760
5,000	Cardtronics, Inc., 144a, 5.125%, 8/1/22	4,875
99,000	Constellation Brands, Inc.,
	3.750%, 5/1/21	98,010
6,000	Constellation Brands, Inc.,
	4.250%, 5/1/23	5,955
57,000	Cott Beverages, Inc., 144a,
	6.750%, 1/1/20	57,000
45,000	Harland Clarke Holdings Corp., 144a,
	6.875%, 3/1/20	43,875
27,000	Harland Clarke Holdings Corp., 144a,
	9.750%, 8/1/18	28,552
100,000	JBS USA LLC / JBS USA Finance, Inc.,
	144a, 7.250%, 6/1/21	103,000
220,000	Post Holdings, Inc., 7.375%, 2/15/22	220,000
26,000	Smithfield Foods, Inc., 6.625%, 8/15/22	27,170
88,000	Smithfield Foods, Inc., 144a,
	5.250%, 8/1/18	89,540
		805,281

	Information Technology — 4.4%
93,000	Activision Blizzard, Inc., 144a,
	5.625%, 9/15/21	97,650
22,000	Activision Blizzard, Inc., 144a,
	6.125%, 9/15/23	23,705
103,000	Audatex North America, Inc., 144a,
	6.000%, 6/15/21	106,090
14,000	Audatex North America, Inc., 144a,
	6.125%, 11/1/23	14,455
42,000	Equinix, Inc., 4.875%, 4/1/20	41,790
75,000	Equinix, Inc., 5.375%, 4/1/23	75,000
31,000	Hughes Satellite Systems Corp.,
	6.500%, 6/15/19	33,248
80,000	IAC/InterActiveCorp, 4.875%, 11/30/18	81,400
51,000	NCR Corp., 5.875%, 12/15/21	52,402
32,000	Seagate HDD Cayman (Cayman
	Islands), 144a, 4.750%, 1/1/25	32,965
25,000	ViaSat, Inc., 6.875%, 6/15/20	26,000
		584,705

	Utilities — 3.1%
168,000	Calpine Corp., 144a, 7.875%, 1/15/23	185,220
159,000	DPL, Inc., 7.250%, 10/15/21	162,180
48,000	InterGen NV (Netherlands), 144a,
	7.000%, 6/30/23	45,600
21,000	NRG Energy, Inc., 7.875%, 5/15/21	22,629
		415,629
	Total Corporate Bonds	$11,865,987

Shares
	Investment Funds — 9.5%
13,674	Invesco Government & Agency
	Portfolio, Institutional Class,
	0.01%**∞Ω	13,674
1,242,581	Touchstone Institutional Money
	Market Fund, 0.01%^∞Ω	1,242,581
	Total Investment Funds	$1,256,255

	Total Investment Securities —98.8%
	(Cost $13,487,908)	$13,122,242

	Other Assets in
	Excess of Liabilities — 1.2%	160,772

	Net Assets — 100.0%	$13,283,014

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2014 was $13,224.

∞	Open-End Fund.

40

Touchstone High Yield Fund (Continued)

Ω	Represents the 7-day SEC yield as of December 31, 2014.

Portfolio Abbreviations:

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities were valued at $4,307,061 or 32.4% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$11,865,987	$—	$11,865,987
Investment Funds	1,256,255	—	—	1,256,255
				$13,122,242

See accompanying Notes to Financial Statements.

41

Portfolio of Investments

Touchstone Large Cap Core Equity Fund – December 31, 2014

		Market
	Shares	Value

Common Stocks — 97.6%

Financials — 21.0%
American Express Co.	4,484	$417,191
Ameriprise Financial, Inc.	8,840	1,169,090
BlackRock, Inc.	3,360	1,201,402
Citigroup, Inc.	13,420	726,156
Discover Financial Services	12,210	799,633
Goldman Sachs Group, Inc. (The)	4,800	930,384
Invesco Ltd.	9,860	389,667
JPMorgan Chase & Co.	14,350	898,023
Lincoln National Corp.	11,070	638,407
State Street Corp.	6,456	506,796
Wells Fargo & Co.	15,660	858,481
		8,535,230

Information Technology — 19.4%
Apple, Inc.	6,950	767,141
Cisco Systems, Inc.	23,280	647,533
EMC Corp.	19,800	588,852
Google, Inc. - Class C*	714	375,850
Google, Inc. - Class A*	714	378,891
Hewlett-Packard Co.	29,910	1,200,288
Intel Corp.	31,766	1,152,788
Oracle Corp.	15,051	676,843
Qualcomm, Inc.	9,736	723,677
Seagate Technology PLC (Ireland)	9,310	619,115
TE Connectivity Ltd. (Switzerland)	12,267	775,888
		7,906,866

Health Care — 15.8%
Anthem, Inc.	3,220	404,657
Express Scripts Holding Co.*	13,082	1,107,654
Gilead Sciences, Inc.*	11,330	1,067,966
McKesson Corp.	4,737	983,306
Merck & Co., Inc.	9,940	564,493
Pfizer, Inc.	11,250	350,438
Stryker Corp.	4,520	426,372
UnitedHealth Group, Inc.	9,712	981,786
Zimmer Holdings, Inc.	4,880	553,490
		6,440,162

Consumer Discretionary — 14.0%
CBS Corp. - Class B	12,050	666,847
Delphi Automotive PLC (United Kingdom)	13,370	972,266
Gannett Co., Inc.	30,290	967,160
Home Depot, Inc. (The)	11,708	1,228,989
Macy's, Inc.	13,370	879,078
Whirlpool Corp.	5,010	970,637
		5,684,977

Industrials — 13.6%
General Electric Co.	29,900	755,573
Illinois Tool Works, Inc.	8,776	831,087
Norfolk Southern Corp.	7,620	835,228
Oshkosh Corp.	7,000	340,550
Union Pacific Corp.	11,334	1,350,219
United Rentals, Inc.*	9,830	1,002,758
United Technologies Corp.	3,725	428,375
		5,543,790

Energy — 6.3%
Cameron International Corp.*	8,520	425,574
Chevron Corp.	3,098	347,534
ConocoPhillips	5,575	385,010
Halliburton Co.	9,160	360,263
Marathon Petroleum Corp.	4,240	382,702
Phillips 66	9,037	647,953
		2,549,036

Consumer Staples — 4.9%
Altria Group, Inc.	13,920	685,838
CVS Health Corp.	9,740	938,059
Philip Morris International, Inc.	4,642	378,091
		2,001,988

Utilities — 1.1%
NextEra Energy, Inc.	4,080	433,663

Materials — 1.0%
CF Industries Holdings, Inc.	1,450	395,183

Telecommunication Services — 0.5%
Verizon Communications, Inc.	3,930	183,845
Total Common Stocks		$39,674,740

Total Investment Securities —97.6%
(Cost $30,415,746)		$39,674,740

Other Assets in Excess of Liabilities — 2.4%		989,325

Net Assets — 100.0%		$40,664,065

* Non-income producing security.

Portfolio Abbreviations:

PLC - Public Limited Company

42

Touchstone Large Cap Core Equity Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$39,674,740	$—	$—	$39,674,740
				$39,674,740

See accompanying Notes to Financial Statements.

43

Portfolio of Investments

Touchstone Mid Cap Growth Fund – December 31, 2014

		Market
	Shares	Value

Common Stocks — 97.7%

Consumer Discretionary — 20.2%
Allison Transmission Holdings, Inc.	11,680	$395,952
AMC Networks, Inc. - Class A*	4,710	300,357
BorgWarner, Inc.	6,000	329,700
Deckers Outdoor Corp.*	3,690	335,938
Dollar General Corp.*	3,950	279,265
Hanesbrands, Inc.	2,930	327,047
Jarden Corp.*	10,497	502,596
Liberty Global PLC -Class C (United Kingdom)*	8,750	422,712
Panera Bread Co. - Class A*	1,685	294,538
Polaris Industries, Inc.	2,380	359,951
Starwood Hotels & Resorts Worldwide, Inc.	3,550	287,798
Tiffany & Co.	3,910	417,823
Ulta Salon Cosmetics & Fragrance, Inc.*	3,020	386,077
Whirlpool Corp.	2,375	460,132
		5,099,886

Health Care — 18.5%
Allscripts Healthcare Solutions, Inc.*	21,150	270,086
Cooper Cos., Inc. (The)	2,930	474,924
Cubist Pharmaceuticals, Inc.*	6,220	626,043
Endo International PLC (Ireland)*†	7,100	512,052
ICON PLC (Ireland)*	6,460	329,395
Jazz Pharmaceuticals PLC (Ireland)*	3,695	604,982
Mettler-Toledo International, Inc.*	1,455	440,079
MWI Veterinary Supply, Inc.*	2,530	429,872
Quest Diagnostics, Inc.	8,510	570,681
Vertex Pharmaceuticals, Inc.*	3,470	412,236
		4,670,350

Information Technology — 16.8%
Akamai Technologies, Inc.*	5,020	316,059
Alliance Data Systems Corp.*	1,775	507,739
Autodesk, Inc.*	8,040	482,882
F5 Networks, Inc.*	2,890	377,045
FEI Co.	2,750	248,462
LinkedIn Corp. - Class A*	1,358	311,946
NICE Systems Ltd. ADR	6,800	344,420
NXP Semiconductors N.V., (Netherlands)*	6,190	472,916
Red Hat, Inc.*	5,420	374,739
Skyworks Solutions, Inc.	5,910	429,716
Total System Services, Inc.	11,020	374,239
		4,240,163

Industrials — 13.8%
AMETEK, Inc.	5,060	266,308
Copart, Inc.*	10,400	379,496
IHS, Inc. - Class A*	3,245	369,541
ITT Corp.	6,200	250,852
JB Hunt Transport Services, Inc.	3,510	295,718
Macquarie Infrastructure Co. LLC	3,420	243,128
Nielsen Holdings NV	6,350	284,036
Norfolk Southern Corp.	2,550	279,506
Sensata Technologies Holding N.V. (Netherlands)*	4,840	253,664
TransDigm Group, Inc.	1,425	279,799
United Continental Holdings, Inc.*	8,490	567,896
		3,469,944

Financials — 9.2%
Ameriprise Financial, Inc.	2,980	394,105
Aon PLC (United Kingdom)	4,800	455,184
CBRE Group, Inc. - Class A*	13,910	476,418
Crown Castle International Corp. REIT	3,330	262,071
Regions Financial Corp.	33,590	354,710
T Rowe Price Group, Inc.	4,270	366,622
		2,309,110

Consumer Staples — 6.8%
Church & Dwight Co., Inc.	6,530	514,629
Constellation Brands, Inc. - Class A*	4,620	453,545
Mead Johnson Nutrition Co.	4,620	464,495
WhiteWave Foods Co.- Class A*	7,820	273,622
		1,706,291

Materials — 6.4%
Albemarle Corp.†	2,980	179,187
Celanese Corp.	3,870	232,045
Eastman Chemical Co.	4,077	309,281
MeadWestvaco Corp.	9,370	415,934
Vulcan Materials Co.	7,060	464,054
		1,600,501

Energy — 6.0%
CONSOL Energy, Inc.	12,220	413,158
Ensco PLC - Class A (United Kingdom)	5,550	166,222
Forum Energy Technologies, Inc.*	13,860	287,318
Tesoro Corp.	5,200	386,620
Valero Energy Corp.	5,150	254,925
		1,508,243
Total Common Stocks		$24,604,488

Investment Funds — 7.3%
Invesco Government & Agency
Portfolio, Institutional Class,
0.01%**∞Ω	633,331	633,331
Touchstone Institutional Money Market
Fund, 0.01%^∞Ω	1,203,959	1,203,959
Total Investment Funds		$1,837,290

Total Investment Securities —105.0%
(Cost $21,332,310)		$26,441,778

Liabilities in Excess of Other Assets — (5.0%)		(1,264,020)

Net Assets — 100.0%		$25,177,758

*	Non-income producing security.

44

Touchstone Mid Cap Growth Fund (Continued)

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2014 was $612,721.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2014.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$24,604,488	$—	$—	$24,604,488
Investment Funds	1,837,290	—	—	1,837,290
				$26,441,778

See accompanying Notes to Financial Statements.

45

Portfolio of Investments

Touchstone Money Market Fund – December 31, 2014

Principal		Interest	Maturity
Amount		Rate	Date	Value

	Variable Rate Demand Notes(A) — 48.1%
$170,000	Antigo WI IDR (Plaspack USA Proj) Ser 2008 B (LOC: BMO Harris Bank NA)	0.400%	12/01/18	$170,000
210,000	Milwaukee WI Redev Auth (Kubin Nicholson) Ser 2000 B (LOC: BMO Harris Bank NA)	0.400	08/01/20	210,000
285,000	IL St Fin Auth Rev (Cmnty Action) Ser 2008 B (LOC: BMO Harris Bank NA)	0.400	03/01/37	285,000
1,000,000	Lexington Financial Services LLC US Domestic Ser 2008	0.320	01/01/33	1,000,000
843,000	WAI Enterprises LLC Ser 2004	0.300	06/01/24	843,000
226,000	Fitch Denny Funeral Home, Inc. Ser 2004	0.290	09/01/24	226,000
912,000	Mill Street Village LLC Ser 2006	0.290	01/01/37	912,000
280,000	FBC Chemical Corp. Ser 2000	0.270	10/01/15	280,000
115,000	CA St Infra & Eco Dev BK Rev (Hillview Mental) Ser 2008 B (LOC: Comerica Bank)	0.260	08/01/33	115,000
1,515,000	Phoenix Realty IL Spl Account Rev Ser 1999 (LOC: Northern Trust Company)	0.210	04/01/20	1,515,000
435,000	Butler Co OH Capital Funding Rev (CCAO Low Cost) Ser 2005 B (LOC: US Bank NA)	0.200	06/01/35	435,000
435,000	Lexington-Fayette KY Urban Cnty (Eastland Parkway) Ser 2006 (LOC: Traditional Bank, Inc./FHLB)	0.190	09/01/27	435,000
566,000	Hopewell Development Co. Ser 2000	0.170	03/01/20	566,000
1,145,000	WA St HFC (Brittany Pk) Ser 1996 B (LIQ: FNMA)	0.170	11/01/21	1,145,000
160,000	Alameda Co CA IDA Rev (Ettore Prods Co) Ser 2005 B (LOC: Comerica Bank)	0.170	12/01/30	160,000
1,295,000	Springfield MO IDA (DMP Pptys LLC) Ser 2001 B (LOC: Guaranty Bank)	0.160	08/01/21	1,295,000
1,290,000	Sheboygan Falls WI Indl Rev (Adj Dev Htt Inc Proj) Ser 2007 A (LOC: U.S. Bank NA)	0.160	01/01/32	1,290,000
350,000	FL St HFC (Hsg Waterford Pointe) Ser 2000 E 2 (LIQ: FNMA)	0.160	02/15/33	350,000
240,000	WA St HFC (Whisperwood) Ser 2002 B (LIQ: FNMA)	0.150	05/15/35	240,000
240,000	Maricopa Co AZ IDA (San Angelin Apts) Ser 2004 A (LIQ: FNMA)	0.150	05/15/37	240,000
865,000	Miarko, Inc. Ser 2007	0.140	02/01/27	865,000
780,000	M&P Richfield LLC Ser 2001	0.140	11/01/28	780,000
1,200,000	Abag CA Fin Auth For Nonprofit (Hsg Gaia Bldg A T) Ser 2000 (LIQ: FNMA)	0.110	09/15/32	1,200,000
170,000	Tennis For Charity, Inc. OH Ser 2004 (LOC: JP Morgan Chase Bank NA)	0.080	12/01/29	170,000
1,200,000	Allen Co OH Hosp Facs Rev (Catholic Healthcare) Ser 2010 C (LOC: Union Bank NA)	0.040	06/01/34	1,200,000
1,000,000	WI St Hlth & Edl Fa (Bay Area Med Ctr Inc) Ser 2008 (LOC: BMO Harris Bank NA)	0.030	02/01/38	1,000,000
700,000	NY Ser 2004 (LOC: Bank of NY Mellon)	0.020	03/01/34	700,000
980,000	VT St Edl & Hlth Bldg Ser 2008 A (LOC: TD Banknorth NA)	0.010	10/01/28	980,000
1,150,000	MS St Business Fin Co (Chevron Usa Inc Proj) Ser 2007 A	0.010	12/01/30	1,150,000
1,200,000	OH St Hgr Edu Fac Rev (Case Western Reserve University Proj) Ser 2002 A (SPA: Wells Fargo Bank NA)	0.010	10/01/31	1,200,000
350,000	East Baton Rouge Parish LA IDB (ExxonMobil Proj) Ser 2010 A	0.010	08/01/35	350,000
600,000	East Baton Rouge Parish LA IDB (ExxonMobil Proj) Ser 2010 B	0.010	12/01/40	600,000
	Total Variable Rate Demand Notes			$21,907,000

	U.S. Government Agency Obligations — 24.9%
2,000,000	Overseas Private Investment Corp.(A)(B)	0.110	06/15/17	2,000,000
923,067	Overseas Private Investment Corp.(A)(B)	0.110	10/20/17	923,067
1,000,000	Overseas Private Investment Corp.(A)(B)	0.110	09/15/20	1,000,000
1,298,246	Overseas Private Investment Corp.(A)(B)	0.110	03/15/24	1,298,245
604,081	Overseas Private Investment Corp.(A)(B)	0.110	03/15/24	604,081
4,000,000	Overseas Private Investment Corp.(A)(B)	0.110	07/15/25	4,000,000
700,000	Overseas Private Investment Corp.(A)(B)	0.110	09/30/31	700,000
300,000	Overseas Private Investment Corp.(A)(B)	0.110	09/30/31	300,000
300,000	Overseas Private Investment Corp.(A)(B)	0.110	09/30/31	300,000
200,000	Overseas Private Investment Corp.(A)(B)	0.110	09/30/31	200,000
	Total U.S. Government Agency Obligations			$11,325,393

	Corporate Bonds — 12.6%
500,000	Bank of Nova Scotia	1.850	01/12/15	500,229

46

Touchstone Money Market Fund (Continued)

Principal		Interest	Maturity
Amount		Rate	Date	Value

	Corporate Bonds — 12.6% (Continued)
$145,000	Credit Suisse USA, Inc.	4.875%	01/15/15	$145,242
164,000	EI du Pont DE Nemours & Co.	3.250	01/15/15	164,181
100,000	UBS AG/Stamford CT	3.875	01/15/15	100,133
100,000	Bank of Nova Scotia	3.400	01/22/15	100,180
200,000	Bank of Tokyo-Mitsubishi UFJ Ltd (The) 144a	3.850	01/22/15	200,394
1,300,000	HSBC USA, Inc. MTN	2.375	02/13/15	1,303,124
418,000	Procter & Gamble Co. (The) MTN	3.500	02/15/15	419,636
1,400,000	Toyota Motor Credit Corp. MTN	1.000	02/17/15	1,401,348
200,000	Bank of New York Mellon Corp. (The) MTN	1.200	02/20/15	200,094
600,000	US BanCorp. MN MTN	3.150	03/04/15	602,951
400,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 144a	3.200	03/11/15	402,227
100,000	Credit Suisse/New York NY MTN	3.500	03/23/15	100,691
100,000	Caterpillar Financial Services Corp.	1.050	03/26/15	100,173
	Total Corporate Bonds			$5,740,603

	Commercial Paper — 9.7%
1,000,000	Bank of Tokyo-Mitsubishi UFJ Ltd (The)(C)	0.120	01/02/15	999,997
1,000,000	Nstar Electric(C)	0.240	01/06/15	999,967
400,000	Nstar Electric(C)	0.200	01/08/15	399,984
1,000,000	National Rural Utilities(C)	0.140	01/16/15	999,942
1,000,000	Nordea Bank(C)	0.150	01/21/15	999,917
	Total Commercial Paper			$4,399,807

	Certificate of Deposit — 3.5%
500,000	Bank of Nova Scotia/Houston(B)	0.290	02/25/15	500,000
500,000	Canadian Imperial Bank of Commerce/New York NY(B)	0.215	03/20/15	500,000
600,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY(B)	0.262	07/17/15	600,000
	Total Certificate of Deposit			$1,600,000

	Municipal Bonds — 1.1%
200,000	Avon OH Wtr Sys Impt Rev BANS Txbl Revenue Notes Ser 2014	1.000	02/05/15	200,086
200,000	Franklin Co OH Spl Oblg Txbl BANS Stadium Fac Proj Ser 2014	0.800	03/05/15	200,137
100,000	Westerville OH Spl Oblg Non-Tax Revenue Txbl Notes Ser 2014	0.350	05/05/15	100,000
	Total Municipal Bonds			$500,223

	Total Investment Securities —99.9%
	(Cost $45,473,026)			$45,473,026

	Other Assets in Excess of Liabilities — 0.1%			28,046

	Net Assets — 100.0%			$45,501,072

(A)	Demand Feature - Maturities shown are the final maturities, not the date on which principal could be recovered through the demand feature.

(B)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2014.

(C)	Rate reflects yield at the time of purchase.

47

Touchstone Money Market Fund (Continued)

Portfolio Abbreviations:

BANS - Bond Anticipation Notes	IDA - Industrial Development Authority/Agency	LOC - Letter of Credit

CCAO - County Commissioners' Association of Ohio	IDB - Industrial Development Board	MTN - Medium Term Note

FHLB - Federal Home Loan Bank	IDR - Industrial Development Revenue	SPA - Stand-by Purchase Agreement

FNMA - Federal National Mortgage Association	LIQ - Liquidity Facility

HFC - Housing Finance Commission	LLC - Limited Liability Company

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities were valued at $602,621 or 1.3% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Variable Rate Demand Notes	$—	$21,907,000	$—	$21,907,000
U.S. Government Agency Obligations	—	11,325,393	—	11,325,393
Corporate Bonds	—	5,740,603	—	5,740,603
Commercial Paper	—	4,399,807	—	4,399,807
Certificate of Deposit	—	1,600,000	—	1,600,000
Municipal Bonds	—	500,223	—	500,223
				$45,473,026

See accompanying Notes to Financial Statements.

48

Portfolio of Investments

Touchstone Third Avenue Value Fund – December 31, 2014

		Market
	Shares	Value

Common Stocks — 95.7%

United States — 72.5%

Consumer Discretionary — 7.7%
CBS Corp. - Class B	13,000	$719,420
General Motors Co.	19,200	670,272
Target Corp.	7,246	550,044

Energy — 13.4%
Apache Corp.	13,536	848,301
Bristow Group, Inc.	9,140	601,321
Devon Energy Corp.	14,574	892,075
SEACOR Holdings, Inc.*	8,015	591,587
World Fuel Services Corp.	9,900	464,607

Financials — 30.9%
Bank of New York Mellon Corp. (The)	38,148	1,547,664
Comerica, Inc.	25,314	1,185,708
KeyCorp	76,480	1,063,072
Leucadia National Corp.	34,099	764,500
Loews Corp.	12,444	522,897
Tejon Ranch Co.*	14,900	438,953
Weyerhaeuser Co. REIT	43,755	1,570,367
White Mountains Insurance Group Ltd.	1,145	721,476

Health Care — 1.7%
Brookdale Senior Living, Inc.*	11,500	421,705

Industrials — 11.2%
AGCO Corp.†	14,100	637,320
Barnes Group, Inc.	13,200	488,532
Powell Industries, Inc.	10,650	522,596
Regal-Beloit Corp.	5,000	375,999
UniFirst Corp. MA	3,800	461,510
Valmont Industries, Inc.†	2,783	353,441

Information Technology — 6.5%
DST Systems, Inc.	3,000	282,449
NVIDIA Corp.	31,836	638,312
Symantec Corp.	27,676	710,028

Materials — 1.1%
Westlake Chemical Corp.	4,500	274,905
Total United States		18,319,061

France — 6.8%

Consumer Discretionary — 1.9%
Cie Generale des Etablissements Michelin	5,314	479,678

Energy — 2.7%
Total SA	13,303	681,541

Industrials — 2.2%
Nexans SA*	18,264	558,910
Total France		1,720,129

Canada — 6.2%

Materials — 6.2%
Canfor Corp.*	33,787	861,979
Canfor Corp.*	2,509	63,779
Capstone Mining Corp.*	364,900	637,586
Total Canada		1,563,344

Hong Kong — 5.9%

Financials — 3.0%
Cheung Kong Holdings Ltd.	45,000	753,607

Industrials — 2.9%
Hutchison Whampoa Ltd.	63,000	720,189
Total Hong Kong		1,473,796

Korea — 2.8%

Materials — 2.8%
POSCO ADR	10,928	697,316

China — 1.5%

Financials — 1.5%
Pargesa Holding SA	5,019	387,296
Total Common Stocks		$24,160,942

Investment Funds — 8.4%
Invesco Government & Agency
Portfolio, Institutional Class,
0.01%**∞Ω	1,009,915	1,009,915
Touchstone Institutional Money Market
Fund, 0.01%^∞Ω	1,119,946	1,119,946
Total Investment Funds		$2,129,861

Total Investment Securities —104.1%
(Cost 24,476,909)		$26,290,803

Liabilities in Excess of Other Assets — (4.1%)		(1,027,550)

Net Assets — 100.0%		$25,263,253

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2014 was $976,312.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2014.

49

Touchstone Third Avenue Value Fund (Continued)

Portfolio Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
United States	$18,319,061	$—	$—	$18,319,061
France	—	1,720,129	—	1,720,129
Canada	1,563,344	—	—	1,563,344
Hong Kong	—	1,473,796	—	1,473,796
Korea	697,316	—	—	697,316
China	—	387,296	—	387,296
Investment Funds	2,129,861	—	—	2,129,861
				$26,290,803

At December 31, 2014, securities valued at $2,714,247 were transferred from Level 1 to Level 2. Transfers from Level 1 to Level 2 are due to the closure of several foreign markets on December 31, 2014.

See accompanying Notes to Financial Statements.

50

Portfolio of Investments

Touchstone Aggressive ETF Fund – December 31, 2014

		Market
Shares		Value

	Exchange Traded Funds — 98.8%
8,340	iShares Core S&P 500 ETF	$1,725,546
42,500	iShares Core US Aggregate Bond ETF	4,680,100
53,700	iShares MSCI EAFE Index Fund†	3,267,108
57,470	iShares S&P 500 Growth Index Fund	6,413,652
52,400	iShares S&P 500 Value Index Fund†	4,913,548
4,370	iShares S&P MidCap 400 Growth Index Fund†	697,758
7,460	iShares S&P MidCap 400 Value Index Fund†	953,612
3,690	iShares S&P SmallCap 600 Growth Index Fund†	451,619
5,970	iShares S&P SmallCap 600 Value Index Fund†	704,102
	Total Exchange Traded Funds	$23,807,045

	Investment Funds — 13.5%
2,834,800	Invesco Government & Agency
	Portfolio, Institutional Class,
	0.01%**∞Ω	2,834,800
414,640	Touchstone Institutional Money
	Market Fund, 0.01%^∞Ω	414,640
	Total Investment Funds	$3,249,440

	Total Investment Securities —112.3%
	(Cost $23,461,446)	$27,056,485

	Liabilities in Excess of
	Other Assets — (12.3%)	(2,957,397)

	Net Assets — 100.0%	$24,099,088

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2014 was $2,756,332.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2014.

Portfolio Abbreviation:

ETF - Exchange Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$23,807,045	$—	$—	$23,807,045
Investment Funds	3,249,440	—	—	3,249,440
				$27,056,485

See accompanying Notes to Financial Statements.

51

Portfolio of Investments

Touchstone Conservative ETF Fund – December 31, 2014

		Market
Shares		Value

	Exchange Traded Funds — 98.8%
40,310	iShares Barclays 1-3 Year Treasury
	Bond Fund†	$3,404,180
3,400	iShares Core S&P 500 ETF	703,460
105,300	iShares Core US Aggregate Bond ETF	11,595,636
22,990	iShares MSCI EAFE Index Fund†	1,398,712
24,760	iShares S&P 500 Growth Index Fund	2,763,216
23,080	iShares S&P 500 Value Index Fund†	2,164,212
1,360	iShares S&P MidCap 400 Growth Index Fund†	217,151
3,480	iShares S&P MidCap 400 Value Index Fund†	444,848
1,740	iShares S&P SmallCap 600 Growth Index Fund	212,959
1,800	iShares S&P SmallCap 600 Value Index Fund†	212,291
	Total Exchange Traded Funds	$23,116,665

	Investment Funds — 19.3%
4,181,791	Invesco Government & Agency
	Portfolio, Institutional Class,
	0.01%**∞Ω	4,181,791
323,485	Touchstone Institutional Money
	Market Fund, 0.01%^∞Ω	323,485
	Total Investment Funds	$4,505,276

	Total Investment Securities —118.1%
	(Cost $25,417,910)	$27,621,941

	Liabilities in Excess of
	Other Assets — (18.1%)	(4,232,504)

	Net Assets — 100.0%	$23,389,437

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31,2014 was $ 4,088,464.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2014.

Portfolio Abbreviation:

ETF - Exchange Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$23,116,665	$—	$—	$23,116,665
Investment Funds	4,505,276	—	—	4,505,276
				$27,621,941

See accompanying Notes to Financial Statements.

52

Portfolio of Investments

Touchstone Moderate ETF Fund – December 31, 2014

		Market
Shares		Value

	Exchange Traded Funds — 98.8%
9,940	iShares Core S&P 500 ETF	$2,056,586
118,100	iShares Core US Aggregate Bond ETF	13,005,172
55,510	iShares MSCI EAFE Index Fund†	3,377,228
60,400	iShares S&P 500 Growth Index Fund	6,740,640
54,210	iShares S&P 500 Value Index Fund	5,083,272
4,010	iShares S&P MidCap 400 Growth Index Fund†	640,277
7,600	iShares S&P MidCap 400 Value Index Fund†	971,508
2,430	iShares S&P SmallCap 600 Growth Index Fund	297,408
5,320	iShares S&P SmallCap 600 Value Index Fund†	627,441
	Total Exchange Traded Funds	$32,799,532

	Investment Funds — 17.7%
5,246,664	Invesco Government & Agency
	Portfolio, Institutional Class,
	0.01%**∞Ω	5,246,664
630,629	Touchstone Institutional Money
	Market Fund, 0.01%^∞Ω	630,629
	Total Investment Funds	$5,877,293

	Total Investment Securities —116.5%
	(Cost $32,931,892)	$38,676,825

	Liabilities in Excess of
	Other Assets — (16.5%)	(5,477,066)

	Net Assets — 100.0%	$33,199,759

**	Represents collateral for securities loaned.

^	Affiliated Fund.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2014 was $5,102,849.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2014.

Portfolio Abbreviation:

ETF - Exchange Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$32,799,532	$—	$—	$32,799,532
Investment Funds	5,877,293	—	—	5,877,293
				$38,676,825

See accompanying Notes to Financial Statements.

53

Statements of Assets and Liabilities

December 31, 2014

		Touchstone
	Touchstone	Baron Small	Touchstone	Touchstone
	Active Bond	Cap Growth	High Yield	Large Cap Core
	Fund	Fund	Fund	Equity Fund
Assets
Investments, at cost	$48,177,326	$16,680,469	$13,487,908	$30,415,746
Affiliated securities, at market value	$1,352,467	$1,437,513	$1,242,581	$—
Non-affiliated securities, at market value	47,345,586	28,831,748	11,879,661	39,674,740
Investments, at market value (A)	$48,698,053	$30,269,261	$13,122,242	$39,674,740
Cash	—	—	—	—
Dividends and interest receivable	352,674	18,179	213,817	59,559
Receivable for capital shares sold	17	—	3,610	17
Receivable for investments sold	33,128	5,514	—	1,103,367
Securities lending income receivable	—	1,117	10	3
Receivable from Investment Advisor	—	—	—	—
Tax reclaim receivable	—	—	—	—
Other assets	625	315	182	487
Total Assets	49,084,497	30,294,386	13,339,861	40,838,173

Liabilities
Bank overdrafts	—	—	—	74,223
Payable for return of collateral for securities on loan	—	3,848,305	13,674	—
Payable for capital shares redeemed	9,025	10,773	229	5,066
Payable for investments purchased	—	—	—	—
Payable to Investment Advisor	22,886	23,171	3,292	22,751
Payable to other affiliates	33,785	5,581	—	41,268
Payable to Trustees	6,061	6,061	6,061	6,061
Payable for professional services	19,299	20,060	18,157	17,723
Payable for pricing services	10,177	1,200	11,993	1,016
Payable for reports to shareholders	3,347	3,260	3,224	3,298
Other accrued expenses and liabilities	1,476	1,222	217	2,702
Total Liabilities	106,056	3,919,633	56,847	174,108

Net Assets	$48,978,441	$26,374,753	$13,283,014	$40,664,065

Net assets consist of:
Paid-in capital	$48,168,993	$10,453,486	$13,370,303	$34,834,632
Accumulated net investment income	1,125,067	58,316	674,810	493,821
Accumulated net realized gains (losses) on investments and foreign currency transactions	(836,346)	2,274,159	(396,433)	(3,923,382)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	520,727	13,588,792	(365,666)	9,258,994
Net assets applicable to shares outstanding	$48,978,441	$26,374,753	$13,283,014	$40,664,065

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,670,852	1,231,167	1,994,366	2,728,875
Net asset value, offering price and redemption price per share	$10.49	$21.42	$6.66	$14.90

(A) Includes market value of securities on loan of:	$—	$3,717,756	$13,224	$—

See accompanying Notes to Financial Statements.

54

Statements of Assets and Liabilities (Continued)

Touchstone	Touchstone	Touchstone	Touchstone	Touchstone	Touchstone
Mid Cap	Money Market	Third Avenue	Aggressive ETF	Conservative	Moderate ETF
Growth Fund	Fund	Value Fund	Fund	ETF Fund	Fund

$21,332,310	$45,473,026	$24,476,909	$23,461,446	$25,417,910	$32,931,892
$1,203,959	$—	$1,119,946	$414,640	$323,485	$630,629
25,237,819	45,473,026	25,170,857	26,641,845	27,298,456	38,046,196
$26,441,778	$45,473,026	$26,290,803	$27,056,485	$27,621,941	$38,676,825
—	35,239	—	—	—	—
8,555	59,981	11,985	—	—	—
250	—	313	—	—	—
—	—	99,308	34,024	102,664	—
104	—	493	1,747	1,078	1,576
—	1,130	—	—	—	—
357	—	14,991	—	—	—
327	641	388	323	315	480
26,451,371	45,570,017	26,418,281	27,092,579	27,725,998	38,678,881

—	—	—	—	—	—
633,331	—	1,009,915	2,834,800	4,181,791	5,246,664
6,959	37,265	23,498	8,456	17,000	22,900
565,247	—	37,045	84,244	72,563	127,611
15,845	—	17,130	5,138	5,002	7,079
20,148	423	35,100	32,975	31,972	46,481
6,061	6,061	6,061	6,061	6,061	6,061
18,396	18,215	18,458	17,152	17,479	18,029
1,211	1,047	2,462	180	198	180
3,268	3,350	3,285	3,247	3,264	2,771
3,147	2,584	2,074	1,238	1,231	1,346
1,273,613	68,945	1,155,028	2,993,491	4,336,561	5,479,122

$25,177,758	$45,501,072	$25,263,253	$24,099,088	$23,389,437	$33,199,759

$16,366,377	$45,501,779	$20,221,486	$23,958,596	$20,075,948	$24,096,551
—	2	844,745	361,572	306,714	537,284

3,701,913	(709)	2,384,569	(3,816,119)	802,744	2,820,991

5,109,468	—	1,812,453	3,595,039	2,204,031	5,744,933
$25,177,758	$45,501,072	$25,263,253	$24,099,088	$23,389,437	$33,199,759

1,350,960	45,491,262	1,314,639	1,723,616	1,844,892	2,143,888
$18.64	$1.00	$19.22	$13.98	$12.68	$15.49

$612,721	$—	$976,312	$2,756,332	$4,088,464	$5,102,849

55

Statements of Operations

For the Year Ended December 31, 2014

		Touchstone		Touchstone
	Touchstone	Baron Small	Touchstone	Large Cap
	Active Bond	Cap Growth	High Yield	Core Equity
	Fund	Fund	Fund	Fund
Investment Income
Dividends from affiliated securities	$287	$70	$28	$75
Dividends from non-affiliated securities(A)	23,750	393,768	3	886,860
Interest	1,403,285	—	820,971	—
Income from securities loaned	573	21,877	136	1,908
Total Investment Income	1,427,895	415,715	821,138	888,843

Expenses
Investment advisory fees	270,619	259,535	69,686	246,496
Administration fees	98,407	49,435	27,874	75,845
Compliance fees and expenses	1,702	1,703	1,702	1,702
Custody fees	4,567	4,147	7,565	5,922
Professional fees	29,009	20,648	18,431	19,411
Transfer Agent fees	175	108	148	148
Pricing expense	33,321	2,915	30,021	2,414
Reports to Shareholders	6,725	6,172	5,908	6,410
Shareholder servicing fees	35,091	56,851	27,885	65,337
Trustee fees	12,090	12,152	12,177	12,127
Other expenses	4,927	3,886	2,733	4,203
Total Expenses	496,633	417,552	204,130	440,015
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(14,610)	(74,067)	(57,790)	(44,995)
Net Expenses	482,023	343,485	146,340	395,020

Net Investment Income (Loss)	945,872	72,230	674,798	493,823

Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments	498,099	2,271,822	226,436	3,879,113
Net realized losses on foreign currency	—	—	—	—
Capital gain distributions received	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments	362,709	(1,326,624)	(754,882)	763,086
Net change in unrealized depreciation on foreign currency transactions	—	—	—	—

Net Realized and Unrealized Gains (Losses) on Investments	860,808	945,198	(528,446)	4,642,199

Change in Net Assets Resulting from Operations	$1,806,680	$1,017,428	$146,352	$5,136,022

(A) Net of foreign tax withholding of:	$—	$503	$—	$2,469

(B) See Note 4 in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

56

Statements of Operations (Continued)

Touchstone	Touchstone	Touchstone		Touchstone
Mid Cap	Money	Third Avenue	Touchstone	Conservative	Touchstone
Growth	Market	Value	Aggressive ETF	ETF	Moderate ETF
Fund	Fund	Fund	Fund	Fund	Fund

$61	$—	$149	$32	$32	$44
205,167	—	1,122,672	518,492	468,910	776,536
—	92,293	—	—	—	—
493	—	10,994	27,808	13,126	28,761
205,721	92,293	1,133,815	546,332	482,068	805,341

192,966	86,748	234,351	62,900	61,762	93,024
51,458	96,387	58,588	50,320	49,409	74,419
1,702	1,702	1,702	1,702	1,702	1,702
10,501	8,901	8,546	2,730	4,604	151
19,479	19,229	20,016	18,064	18,530	19,689
2,433	148	148	116	108	148
2,825	2,691	5,866	430	473	423
6,544	6,688	6,292	6,299	6,175	5,133
38,593	120,483	65,180	60,699	60,948	83,299
12,148	12,089	12,135	12,180	12,151	12,109
3,932	3,601	4,082	2,894	3,006	4,273
342,581	358,667	416,906	218,334	218,868	294,370
(26,747)	(271,164)	(44,987)	(29,635)	(33,583)	(15,299)
315,834	87,503	371,919	188,699	185,285	279,071

(110,113)	4,790	761,896	357,633	296,783	526,270

3,980,434	178	5,628,607	2,153,677	1,070,169	4,766,984
—	—	(8,731)	—	—	—
—	—	—	3,944	9,933	11,017
(828,794)	—	(7,285,789)	(694,101)	(118,955)	(2,819,344)
—	—	(2,231)	—	—	—

3,151,640	178	(1,668,144)	1,463,520	961,147	1,958,657

$3,041,527	$4,968	$(906,248)	$1,821,153	$1,257,930	$2,484,927

$2,212	$—	$39,450	$—	$—	$—

57

Statements of Changes in Net Assets

	Touchstone		Touchstone
	Active Bond		Baron Small Cap
	Fund		Growth Fund
	For the	For the	For the	For the
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
From Operations
Net investment income (loss)	$945,872	$1,013,930	$72,230	$(70,515)
Net realized gains (losses) on investments	498,099	(907,478)	2,271,822	994,169
Net change in unrealized appreciation (depreciation) on investments	362,709	(1,224,184)	(1,326,624)	6,393,682
Change in Net Assets from Operations	1,806,680	(1,117,732)	1,017,428	7,317,336

Distributions to Shareholders from:
Net investment income	(1,255,946)	(1,555,731)	—	(321,114)
Net realized gains	—	(205,727)	(929,298)	(2,557,529)
Total Distributions	(1,255,946)	(1,761,458)	(929,298)	(2,878,643)

Share Transactions
Proceeds from Shares Issued	1,215,844	1,357,252	5,873,235	4,752,286
Reinvestment of distributions	1,255,946	1,761,458	929,298	2,878,643
Cost of Shares redeemed	(2,432,482)	(4,936,290)	(6,054,202)	(4,656,362)
Change in Net Assets from Share Transactions	39,308	(1,817,580)	748,331	2,974,567

Total Increase (Decrease) in Net Assets	590,042	(4,696,770)	836,461	7,413,260

Net Assets
Beginning of period	48,388,399	53,085,169	25,538,292	18,125,032
End of period	$48,978,441	$48,388,399	$26,374,753	$25,538,292

Accumulated Net Investment Income	$1,125,067	$1,255,941	$58,316	$509

Share Transactions
Shares issued	114,433	125,987	281,106	233,108
Shares reinvested	119,957	169,340	44,872	138,747
Shares redeemed	(228,684)	(454,562)	(288,463)	(229,700)
Change in Shares Outstanding	5,706	(159,235)	37,515	142,155

See accompanying Notes to Financial Statements.

58

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone		Touchstone
High Yield		Large Cap		Mid Cap Growth
Fund		Core Equity Fund		Fund
For the	For the	For the	For the	For the	For the
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2014	2013	2014	2013	2014	2013

$674,798	$1,205,028	$493,823	$395,192	$(110,113)	$(79,206)
226,436	796,565	3,879,113	5,609,500	3,980,434	3,216,381
(754,882)	(981,080)	763,086	2,881,688	(828,794)	4,207,913
146,352	1,020,513	5,136,022	8,886,380	3,041,527	7,345,088

(1,208,784)	(1,954,374)	(400,191)	(487,271)	—	—
—	—	—	—	(3,090,577)	(462,839)
(1,208,784)	(1,954,374)	(400,191)	(487,271)	(3,090,577)	(462,839)

4,078,462	4,227,255	4,865,919	8,845,364	4,045,192	4,003,889
1,208,784	1,954,374	400,191	487,271	3,090,577	462,839
(5,805,869)	(20,208,392)	(6,035,151)	(13,856,996)	(9,414,931)	(6,084,724)
(518,623)	(14,026,763)	(769,041)	(4,524,361)	(2,279,162)	(1,617,996)

(1,581,055)	(14,960,624)	3,966,790	3,874,748	(2,328,212)	5,264,253

14,864,069	29,824,693	36,697,275	32,822,527	27,505,970	22,241,717
$13,283,014	$14,864,069	$40,664,065	$36,697,275	$25,177,758	$27,505,970

$674,810	$1,208,781	$493,821	$400,189	$—	$—

548,247	519,133	337,520	735,503	208,573	246,148
181,499	268,827	26,450	37,425	169,346	25,699
(777,192)	(2,470,304)	(438,312)	(1,222,379)	(489,406)	(375,722)
(47,446)	(1,682,344)	(74,342)	(449,451)	(111,487)	(103,875)

59

Statements of Changes in Net Assets (Continued)

	Touchstone		Touchstone
	Money Market		Third Avenue
	Fund		Value Fund
	For the	For the	For the	For the
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
From Operations
Net investment income	$4,790	$5,084	$761,896	$244,344
Net realized gains on investments, foreign currency transactions and capital gain distributions received	178	3	5,619,876	3,231,047
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	—	—	(7,288,020)	3,413,464
Change in Net Assets from Operations	4,968	5,087	(906,248)	6,888,855

Distributions to Shareholders from:
Net investment income	(4,788)	(5,084)	(1,486,457)	(1,282,581)
Net realized gains	—	—	—	—
Total Distributions	(4,788)	(5,084)	(1,486,457)	(1,282,581)

Share Transactions
Proceeds from Shares issued	32,792,830	60,169,956	2,661,675	846,938
Proceed from Shares issued in connection with merger(A)	—	—	—	—
Reinvestment of distributions	4,788	5,084	1,486,457	1,282,581
Cost of Shares redeemed	(35,721,693)	(50,904,880)	(8,732,052)	(7,115,445)
Change in Net Assets from Share Transactions	(2,924,075)	9,270,160	(4,583,920)	(4,985,926)

Total Increase (Decrease) in Net Assets	(2,923,895)	9,270,163	(6,976,625)	620,348

Net Assets
Beginning of period	48,424,967	39,154,804	32,239,878	31,619,530
End of period	$45,501,072	$48,424,967	$25,263,253	$32,239,878

Accumulated Net Investment Income	$2	$—	$844,745	$15,193

Share Transactions
Shares issued	32,792,830	60,169,956	124,807	42,704
Shares issued in connection with merger(A)	—	—	—	—
Shares reinvested	4,788	5,084	76,425	61,485
Shares redeemed	(35,721,693)	(50,904,880)	(420,944)	(366,836)
Change in Shares Outstanding	(2,924,075)	9,270,160	(219,712)	(262,647)

(A) See Note 11 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

60

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone		Touchstone
Aggressive ETF		Conservative ETF		Moderate ETF
Fund		Fund		Fund
For the	For the	For the	For the	For the	For the
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2014	2013	2014	2013	2014	2013

$357,633	$228,002	$296,783	$274,819	$526,270	$541,489
2,157,621	657,475	1,080,102	1,112,128	4,778,001	2,977,596
(694,101)	2,550,972	(118,955)	640,095	(2,819,344)	2,833,874
1,821,153	3,436,449	1,257,930	2,027,042	2,484,927	6,352,959

—	(478,336)	(274,617)	(366,365)	(541,213)	(760,226)
(497,508)	(73,559)	(784,671)	(761,673)	—	—
(497,508)	(551,895)	(1,059,288)	(1,128,038)	(541,213)	(760,226)

481,658	868,311	2,050,088	7,307,227	662,471	1,582,714
—	11,138,832	—	—	—	—
497,508	551,895	1,059,288	1,128,038	541,213	760,226
(5,025,802)	(2,581,359)	(5,989,399)	(6,799,621)	(11,635,023)	(8,476,450)
(4,046,636)	9,977,679	(2,880,023)	1,635,644	(10,431,339)	(6,133,510)

(2,722,991)	12,862,233	(2,681,381)	2,534,648	(8,487,625)	(540,777)

26,822,079	13,959,846	26,070,818	23,536,170	41,687,384	42,228,161
$24,099,088	$26,822,079	$23,389,437	$26,070,818	$33,199,759	$41,687,384

$361,572	$—	$306,714	$274,615	$537,284	$541,210

35,204	70,878	159,895	583,505	43,663	113,957
—	859,707	—	—	—	—
35,869	41,891	82,954	89,598	34,649	51,751
(366,951)	(207,522)	(465,371)	(542,147)	(765,731)	(610,037)
(295,878)	764,954	(222,522)	130,956	(687,419)	(444,329)

61

Financial Highlights

Touchstone Active Bond Fund

Selected Data for a Share Outstanding Throughout Each Period
Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value at beginning of period	$10.37	$11.00	$11.09	$10.73	$10.37
Income (loss) from investment operations:
Net investment income	0.20	0.22	0.29	0.37	(A)	0.38
Net realized and unrealized gains (losses) on investments	0.20	(0.46)	0.30	0.53	0.40
Total from investment operations	0.40	(0.24)	0.59	0.90	0.78
Distributions from:
Net investment income	(0.28)	(0.34)	(0.35)	(0.30)	(0.42)
Realized capital gains	—	(0.05)	(0.33)	(0.24)	—
Total distributions	(0.28)	(0.39)	(0.68)	(0.54)	(0.42)
Net asset value at end of period	$10.49	$10.37	$11.00	$11.09	$10.73
Total return(B)	3.82%	(2.18%)	5.28%	8.45%	7.57%
Ratios and supplemental data:
Net assets at end of period (000's)	$48,978	$48,388	$53,085	$54,509	$40,408
Ratio to average net assets:
Net expenses	0.98%	1.00%	1.00%	0.93%	0.91%
Gross expenses	1.01%	1.05%	1.00%	0.93%	0.91%
Net investment income	1.92%	2.01%	2.55%	3.29%	3.50%
Portfolio turnover rate	287%	508%	404%	419%	487%

Touchstone Baron Small Cap Growth Fund

Selected Data for a Share Outstanding Throughout Each Period
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of period	$21.40	$17.24	$17.55	$16.74	$13.40
Income (loss) from investment operations:
Net investment income (loss)	0.06	(0.09)	0.31	(0.15)	(0.06)
Net realized and unrealized gains on investments	0.74	6.94	3.02	0.96	3.40
Total from investment operations	0.80	6.85	3.33	0.81	3.34
Distributions from:
Net investment income	—	(0.27)	—	—	—
Realized capital gains	(0.78)	(2.42)	(3.64)	—	—
Total distributions	(0.78)	(2.69)	(3.64)	—	—
Net asset value at end of period	$21.42	$21.40	$17.24	$17.55	$16.74
Total return(B)	3.85%	40.43%	19.17%	4.84%	24.93%
Ratios and supplemental data:
Net assets at end of period (000's)	$26,375	$25,538	$18,125	$19,733	$24,581
Ratio to average net assets:
Net expenses	1.39%	1.55%	1.55%	1.55%	1.55%
Gross expenses	1.69%	1.73%	1.69%	1.63%	1.62%
Net investment Income (loss)	0.29%	(0.32%)	1.71%	(0.79%)	(0.43%)
Portfolio turnover rate	18%	8%	15%	15%	18%

(A)	The net investment income per share is based on average shares outstanding for the period.
(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

62

Financial Highlights (Continued)

Touchstone High Yield Fund

Selected Data for a Share Outstanding Throughout Each Period
Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value at beginning of period	$7.28	$8.01	$7.59	$7.86	$7.64
Income (loss) from investment operations:
Net investment income	0.41	0.46	(A)	0.54	0.74	0.72
Net realized and unrealized gains (losses) on investments	(0.37)	(0.08)	0.48	(0.26)	0.25
Total from investment operations	0.04	0.38	1.02	0.48	0.97
Distributions from:
Net investment income	(0.66)	(1.11)	(0.60)	(0.75)	(0.75)
Net asset value at end of period	$6.66	$7.28	$8.01	$7.59	$7.86
Total return(B)	0.62%	4.75%	13.45%	6.08%	12.65%
Ratios and supplemental data:
Net assets at end of period (000's)	$13,283	$14,864	$29,825	$27,191	$32,552
Ratio to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.46%	1.26%	1.10%	1.05%	1.05%
Net investment income	4.84%	5.55%	6.47%	6.96%	7.57%
Portfolio turnover rate	40%	52%	48%	55%	56%

Touchstone Large Cap Core Equity Fund

Selected Data for a Share Outstanding Throughout Each Period
	Year Ended December 31,
	2014	2013	2012	2011		2010
Net asset value at beginning of period	$13.09	$10.09	$9.15	$9.04		$8.20
Income from investment operations:
Net investment income	0.18	0.17	0.17	0.12	(A)	0.18
Net realized and unrealized gains (losses) on investments	1.78	3.01	0.93	0.15	(C)	0.82
Total from investment operations	1.96	3.18	1.10	0.27		1.00
Distributions from:
Net investment income	(0.15)	(0.18)	(0.16)	(0.16)		(0.16)
Net asset value at end of period	$14.90	$13.09	$10.09	$9.15		$9.04
Total return(B)	14.93%	31.52%	12.07%	3.02%		12.20%
Ratios and supplemental data:
Net assets at end of period (000's)	$40,664	$36,697	$32,823	$32,477		$43,120
Ratio to average net assets:
Net expenses	1.04%	1.00%	1.00%	1.00%		1.00%
Gross expenses	1.16%	1.21%	1.16%	1.13%		1.04%
Net investment income	1.30%	1.16%	1.40%	1.29%		1.07%
Portfolio turnover rate	41%	54%	39%	33%		33%

(A)	The net investment income per share is based on average shares outstanding for the period.
(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(C)	The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.

See accompanying Notes to Financial Statements.

63

Financial Highlights (Continued)

Touchstone Mid Cap Growth Fund

Selected Data for a Share Outstanding Throughout Each Period
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of period	$18.81	$14.20	$11.84	$13.40	$11.04
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.05)	(0.01)	(0.09)	0.04
Net realized and unrealized gains (losses) on investments	2.49	4.98	2.37	(1.43)	2.35
Total from investment operations	2.41	4.93	2.36	(1.52)	2.39
Distributions from:
Net investment income	—	—	—	(0.04)	(0.03)
Realized capital gains	(2.58)	(0.32)	—	—	—
Total distributions	(2.58)	(0.32)	—	(0.04)	(0.03)
Net asset value at end of period	$18.64	$18.81	$14.20	$11.84	$13.40
Total return(A)	13.10%	34.81%	19.93%	(11.33%)	21.63%
Ratios and supplemental data:
Net assets at end of period (000's)	$25,178	$27,506	$22,242	$20,474	$28,013
Ratio to average net assets:
Net expenses	1.23%	1.26%	1.26%	1.22%	1.17%
Gross expenses	1.33%	1.36%	1.31%	1.25%	1.27%
Net investment income (loss)	(0.43%)	(0.32%)	(0.10%)	(0.63%)	0.31%
Portfolio turnover rate	72%	77%	78%	141%	60%

Touchstone Money Market Fund

Selected Data for a Share Outstanding Throughout Each Period
	Year Ended December 31,
	2014		2013		2012		2011		2010
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:
Net investment income	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net realized gains (losses) on investments	—	(B)	—	(B)	—		(—	)(B)	—	(B)
Total from investment operations	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Distributions from:
Net investment income	(—	)(B)	(—	)(B)	(—	)(B)	(—	)(B)	(—	)(B)
Realized capital gains	—		—		(—	)(B)	(—	)(B)	—
Total distributions	(—	)(B)	(—	)(B)	(—	)(B)	(—	)(B)	(—	)(B)
Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return(A)	0.01%		0.01%		0.01%		0.02%		0.19%
Ratios and supplemental data:
Net assets at end of period (000's)	$45,501		$48,425		$39,155		$50,528		$57,032
Ratio to average net assets:
Net expenses	0.18%		0.23%		0.37%		0.36%		0.53%
Gross expenses	0.74%		0.75%		0.73%		0.71%		0.65%
Net investment income	0.01%		0.01%		0.01%		0.01%		0.02%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(B)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

64

Financial Highlights (Continued)

Touchstone Third Avenue Value Fund

Selected Data for a Share Outstanding Throughout Each Period
Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value at beginning of period	$21.01	$17.60	$14.58	$17.67	$15.61
Income (loss) from investment operations:
Net investment income	0.65	(A)	0.16	0.26	(B)	0.09	(B)	0.25
Net realized and unrealized gains (losses) on investments	(1.24)	4.12	2.76	(2.80)	2.90
Total from investment operations	(0.59)	4.28	3.02	(2.71)	3.15
Distributions from:
Net investment income	(1.20)	(0.87)	—	(0.38)	(1.09)
Realized capital gains	—	—	—	—	—
Total distributions	(1.20)	(0.87)	—	(0.38)	(1.09)
Net asset value at end of period	$19.22	$21.01	$17.60	$14.58	$17.67
Total return(C)	(2.89%)	24.35%	20.71%	(15.31%)	20.20%
Ratios and supplemental data:
Net assets at end of period (000's)	$25,263	$32,240	$31,620	$32,761	$52,578
Ratio to average net assets:
Net expenses	1.27%	1.17%	1.17%	1.17%	1.17%
Gross expenses	1.42%	1.43%	1.39%	1.32%	1.87	%(D)
Net investment income	2.60	%(A)	0.78%	1.58%	0.52%	0.93%
Portfolio turnover rate	63%	39%	28%	4%	10%

Touchstone Aggressive ETF Fund

Selected Data for a Share Outstanding Throughout Each Period
	Year Ended December 31,
	2014	2013		2012	2011		2010
Net asset value at beginning of period	$13.28	$11.13		$10.07	$10.22		$9.17
Income (loss) from investment operations:
Net investment income	0.21	0.13		0.26	0.16		0.14
Net realized and unrealized gains (losses) on investments	0.78	2.41		1.01	(0.16	)(E)	1.07
Total from investment operations	0.99	2.54		1.27	—		1.21
Distributions from:
Net investment income	—	(0.33)		(0.21)	(0.15)		(0.16)
Realized capital gains	(0.29)	(0.06)		—	—		—
Total distributions	(0.29)	(0.39)		(0.21)	(0.15)		(0.16)
Net asset value at end of period	$13.98	$13.28		$11.13	$10.07		$10.22
Total return(C)	7.49%	22.91%		12.59%	(0.05%)		13.19%
Ratios and supplemental data:
Net assets at end of period (000's)	$24,099	$26,822		$13,960	$17,910		$19,341
Ratio to average net assets:
Net expenses(F)	0.75%	0.75%		0.75%	0.75%		0.75%
Gross expenses(F)	0.87%	1.09%		1.07%	1.04%		1.07%
Net investment income(F)	1.42%	1.49%		1.56%	1.50%		1.54%
Portfolio turnover rate	12%	11	%(G)	11%	40%		44%

(A)	Reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred net investment income per share and ratio of net investment income to average net assets would have been lower by $0.25 and 1.14%, respectively.

(B)	The net investment income (loss) per share is based on average shares outstanding for the period.

(C)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(D)	Absent PFIC Tax expenses, the ratio of gross expenses to average net assets would have been 1.37%.

(E)	The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.

(F)	Ratio does not include income and expenses of the underlying funds.

(G)	Portfolio turnover excludes the purchases and sales of the Acquired Fund (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

65

Financial Highlights (Continued)

Touchstone Conservative ETF Fund

Selected Data for a Share Outstanding Throughout Each Period
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of period	$12.61	$12.15	$11.77	$11.60	$10.90
Income from investment operations:
Net investment income	0.18	0.12	0.20	0.22	0.24
Net realized and unrealized gains on investments	0.48	0.91	0.59	0.18	0.72
Total from investment operations	0.66	1.03	0.79	0.40	0.96
Distributions from:
Net investment income	(0.15)	(0.18)	(0.21)	(0.23)	(0.26)
Realized capital gains	(0.44)	(0.39)	(0.20)	—	—
Total distributions	(0.59)	(0.57)	(0.41)	(0.23)	(0.26)
Net asset value at end of period	$12.68	$12.61	$12.15	$11.77	$11.60
Total return(A)	5.23%	8.50%	6.74%	3.44%	8.81%
Ratios and supplemental data:
Net assets at end of period (000's)	$23,389	$26,071	$23,536	$23,169	$23,066
Ratio to average net assets:
Net expenses(B)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses(B)	0.89%	0.99%	1.01%	0.99%	1.00%
Net investment income(B)	1.20%	1.09%	1.58%	1.76%	1.95%
Portfolio turnover rate	13%	29%	22%	28%	21%

Touchstone Moderate ETF Fund

Selected Data for a Share Outstanding Throughout Each Period
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of period	$14.72	$12.89	$11.96	$11.99	$11.01
Income from investment operations:
Net investment income	0.31	0.23	0.27	0.21	0.23
Net realized and unrealized gains on investments	0.72	1.87	0.92	0.01	1.01
Total from investment operations	1.03	2.10	1.19	0.22	1.24
Distributions from:
Net investment income	(0.26)	(0.27)	(0.26)	(0.25)	(0.26)
Total distributions	(0.26)	(0.27)	(0.26)	(0.25)	(0.26)
Net asset value at end of period	$15.49	$14.72	$12.89	$11.96	$11.99
Total return(A)	6.96%	16.32%	9.94%	1.84%	11.25%
Ratios and supplemental data:
Net assets at end of period (000's)	$33,200	$41,687	$42,228	$45,165	$53,492
Ratio to average net assets:
Net expenses(B)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses(B)	0.79%	0.92%	0.92%	0.91%	0.89%
Net investment income(B)	1.41%	1.29%	1.74%	1.73%	1.79%
Portfolio turnover rate	11%	9%	9%	17%	19%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(B)	Ratio does not include income and expenses of the underlying funds.

See accompanying Notes to Financial Statements.

66

Notes to Financial Statements

December 31, 2014

1. Organization

The Touchstone Variable Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to a Declaration of Trust dated February 7, 1994. The Trust consists of the following ten funds (individually, a “Fund”, and collectively, the “Funds”):

Touchstone Active Bond Fund (“Active Bond Fund”)

Touchstone Baron Small Cap Growth Fund (“Baron Small Cap Growth Fund”)

Touchstone High Yield Fund (“High Yield Fund”)

Touchstone Large Cap Core Equity Fund (“Large Cap Core Equity Fund”)

Touchstone Mid Cap Growth Fund (“Mid Cap Growth Fund”)

Touchstone Money Market Fund (“Money Market Fund”)

Touchstone Third Avenue Value Fund (“Third Avenue Value Fund”)

Touchstone Aggressive ETF Fund (“Aggressive ETF Fund”)

Touchstone Conservative ETF Fund (“Conservative ETF Fund”)

Touchstone Moderate ETF Fund (“Moderate ETF Fund”)

Each Fund is diversified with the exception of the Third Avenue Value Fund, which is non-diversified.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. Shares of beneficial interest of each Fund are available as a funding vehicle for the separate accounts of life insurance companies issuing variable annuity and variable life insurance policies. As of December 31, 2014, outstanding shares were issued to separate accounts of Western-Southern Life Assurance Company, The Western & Southern Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company, and Columbus Life Insurance Company, which are all part of Western & Southern Financial Group (“Western & Southern”), and the majority of the outstanding shares of the Trust were collectively owned by affiliates of Western & Southern and certain supplemental executive retirement plans sponsored by Western & Southern and its affiliates.

All Funds offer a single class of shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goals, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Security valuation and fair value measurements— Generally accepted accounting principles in the United States (“U.S. GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their estimated fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of its portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

67

Notes to Financial Statements (Continued)

• Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market instruments are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of December 31, 2014, for the Funds’ investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in the Funds’ Portfolio of Investments, which also includes a breakdown of the Funds’ investments by portfolio, geographic or sector allocation. The Funds did not hold any Level 3 categorized securities during the year ended December 31, 2014.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy. All transfers in and out of the levels are recognized at the value at the end of the period. During the year ended December 31, 2014, there were no transfers between Levels 1, 2 and 3 for all Funds except as shown in the Portfolio of Investments for the Third Avenue Value Fund.

Investments held by the Touchstone Money Market Fund are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and therafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values (“NAV”) as reported by the underlying funds and are categorized in Level 1.

Debt securities held by the Funds are valued at their most recent evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currency are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value

68

Notes to Financial Statements (Continued)

and generally categorized in Level 2. This may cause the value of the security, if held on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Fund may use fair value pricing under the following circumstances, among others.

•	If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.
•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.
•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•	If the validity of market quotations is not reliable.

Securities held by the Fund that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Funds’ Board of Trustees and are generally categorized in Level 3.

Touchstone Money Market Fund— At a meeting of the Board of Trustees (the “Board”) of the Touchstone Variable Series Trust held on November 20, 2014, the Board approved the termination of the Touchstone Money Market Fund. The Touchstone Money Market Fund is available solely through variable insurance products offered by affiliates of the Fund’s investment advisor. The termination of the Fund will be effective on or about April 24, 2015. Prior to that date, the insurance companies will advise the variable insurance product owners of their options.

Investment companies— Certain Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.

Foreign currency translation— The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Real Estate Investment Trusts—The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income

69

Notes to Financial Statements (Continued)

included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Portfolio securities loaned— Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved investment vehicle. The approved investment vehicle is subject to market risk.

As of December 31, 2014, the following Funds loaned securities and received collateral as follows:

	Market Value of	Market Value of
	Securities	Collateral
Fund	Loaned	Received
Baron Small Cap Growth Fund	$3,717,756	$3,848,305
High Yield Fund	13,224	13,674
Mid Cap Growth Fund	612,721	633,331
Third Avenue Value Fund	976,312	1,009,915
Aggressive ETF Fund	2,756,332	2,834,800
Conservative ETF Fund	4,088,464	4,181,791
Moderate ETF Fund	5,102,849	5,246,664

All cash collateral is received, held, and administered by the Funds’ custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity. A lending Fund retains the interest or dividends on the investment of any cash received as collateral. The lending Fund continues to receive interest or dividends on the loaned securities.

Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the lending Funds. The lending Fund has the right under the lending agreement to recover the securities from the borrower on demand.

When-issued or delayed delivery transactions— Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

70

Notes to Financial Statements (Continued)

Share valuation—The NAV per share of each Fund is calculated daily by dividing the total value of a Fund’s assets, less liabilities, by its number of outstanding shares.

Investment income— Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income.

Distributions to shareholders— Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund, except the Money Market Fund, declares and distributes net investment income, if any, annually as a dividend to shareholders. The Money Market Fund declares dividends daily and distributes dividends monthly. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income that invest in underlying funds is affected by the timing of dividend declarations by underlying funds.

Allocations—Expenses not directly billed to a Fund are allocated proportionally among all the Funds in the Trust, and, if applicable, Touchstone Investment Trust, Touchstone Funds Group Trust, Touchstone Tax-Free Trust, Touchstone Institutional Funds Trust and Touchstone Strategic Trust, daily in relation to net assets of each Fund or another reasonable measure.

Security transactions— Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended December 31, 2014:

		Baron Small
	Active Bond	Cap Growth	High Yield
	Fund	Fund	Fund
Purchases of investment securities	$19,102,519	$4,448,076	$5,388,872
Proceeds from sales and maturities	$19,927,301	$5,285,486	$7,486,991

	Large Cap	Mid Cap	Third Avenue
	Core Equity	Growth	Value
	Fund	Fund	Fund
Purchases of investment securities	$15,163,924	$18,139,517	$17,752,944
Proceeds from sales and maturities	$15,759,972	$23,842,362	$22,475,436

	Aggressive	Conservative	Moderate
	ETF Fund	ETF Fund	ETF Fund
Purchases of investment securities	$2,944,861	$3,206,296	$3,990,394
Proceeds from sales and maturities	$7,093,000	$6,789,079	$14,280,006

For the year ended December 31, 2014, purchases and proceeds from sales and maturities in U.S. Government Securities were $116,136,273 and $115,250,260 for the Active Bond Fund, respectively.

71

Notes to Financial Statements (Continued)

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter”) or BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”), the Sub-Administrator and Transfer Agent to the Funds. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned, indirect subsidiaries of Western & Southern.

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $121,358 for the year ended December 31, 2014.

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each fund as shown in the table below.

Active Bond Fund	0.55% on the first $100 million
0.50% on the next $100 million
0.45% on the next $100 million
0.40% on such assets in excess of $300
million
Baron Small Cap Growth Fund	1.05%
High Yield Fund	0.50% on the first $100 million
0.45% on the next $100 million
0.40% on the next $100 million
0.35% on such assets in excess of $300
million
Large Cap Core Equity Fund	0.65% on the first $100 million
0.60% on the next $100 million
0.55% on the next $100 million
0.50% on such assets in excess of $300
million
Mid Cap Growth Fund	0.75% on the first $500 million
0.70% on the next $500 million
0.65% on such assets in excess of $1 billion
Money Market Fund	0.18%
Third Avenue Value Fund	0.80% on the first $100 million
0.75% on the next $100 million
0.70% on the next $100 million
0.65% on such assets in excess of $300
million
Aggressive ETF Fund	0.25% on the first $50 million
Conservative ETF Fund	0.23% on the next $50 million
Moderate ETF Fund	0.20% on such assets in excess of $100
million

72

Notes to Financial Statements (Continued)

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

BAMCO, Inc.	Todd Asset Management, LLC
Baron Small Cap Growth Fund	Large Cap Core Equity Fund
Aggressive ETF Fund
Fort Washington Investment Advisors, Inc.*	Conservative ETF Fund
Active Bond Fund	Moderate ETF Fund
High Yield Fund
Money Market Fund

Third Avenue Management, LLC	Westfield Capital Management Company, L.P.
Third Avenue Value Fund	Mid Cap Growth Fund

* Affiliate of the Advisor and wholly-owned indirect subsidiary of Western & Southern

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

The Advisor entered into an amended expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit operating expenses of the Funds, excluding: dividend and interest expenses on short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to separately waive advisory fees and administration fees, and to reimburse expenses in order to maintain the following expense limitations for the Funds:

Fund
Active Bond Fund*	0.97%
Baron Small Cap Growth Fund*	1.31%
High Yield Fund	1.05%
Large Cap Core Equity Fund*	1.06%
Mid Cap Growth Fund*	1.21%
Money Market Fund	0.75%
Third Avenue Value Fund*	1.32%
Aggressive ETF Fund	0.75%
Conservative ETF Fund	0.75%
Moderate ETF Fund	0.75%

* Prior to April 29, 2014, the Fund expense limitations were 1.00%, 1.55%, 1.00%, 1.26% and 1.17% for the Active Bond Fund, Baron Small Cap Growth Fund, Large Cap Core Equity Fund, Mid Cap Growth Fund and Third Avenue Value Fund, respectively.

These expense limitations will remain in effect for all Funds through at least April 29, 2015.

For the Money Market Fund, in addition to the above expense caps, the Advisor has voluntarily agreed to temporarily waive all or a portion of their fees, to the extent necessary to maintain the Fund’s yield. There is no guarantee that the Advisor will continue to waive such fees in the future.

73

Notes to Financial Statements (Continued)

During the year ended December 31, 2014, the Advisor or its affiliates waived investment advisory fees and administration fees or reimbursed expenses, of the Funds as follows:

	Investment	Administration	Shareholder
	Advisory	Fees	Servicing
Fund	Fees Waived	Waived	Fees Waived	Total
Active Bond Fund	$—	$14,610	$—	$14,610
Baron Small Cap Growth Fund	—	49,435	24,632	74,067
High Yield Fund	2,031	27,874	27,885	57,790
Large Cap Core Equity Fund	—	44,995	—	44,995
Mid Cap Growth Fund	—	26,747	—	26,747
Money Market Fund	54,294	96,387	120,483	271,164
Third Avenue Value Fund	—	44,987	—	44,987
Aggressive ETF Fund	—	29,635	—	29,635
Conservative ETF Fund	—	33,583	—	33,583
Moderate ETF Fund	—	15,299	—	15,299

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the year in which the Advisor reduced its compensation or assumed expenses for the Funds. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount in effect of the time of waiver or reimbursement.

At December 31, 2014, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expiration	Expiration	Expiration
	December 31,	December 31,	December 31,
Fund	2015	2016	2017	Total
Active Bond Fund	$1,794	$25,443	$14,610	$41,847
Baron Small Cap Growth Fund	19,452	38,995	49,435	107,882
High Yield Fund	13,923	43,426	29,905	87,254
Large Cap Core Equity Fund	38,996	67,963	44,995	151,954
Mid Cap Growth Fund	9,780	25,785	26,747	62,312
Third Avenue Value Fund	50,398	63,024	44,987	158,409
Aggressive ETF Fund	35,308	30,620	29,635	95,563
Conservative ETF Fund	41,861	50,398	33,583	125,842
Moderate ETF Fund	49,581	72,057	15,299	136,937

The Advisor did not recoup any amounts it previously waived or reimbursed during the year ended December 31, 2014.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission (the “SEC”) and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services through December 31, 2014, the Advisor received an annual fee of 0.20% of the Trust’s aggregate net assets up to $1 billion, 0.16% of the next $1 billion of aggregate net assets and 0.12% on assets in excess of $2 billion. The fee was computed and allocated among the Funds on the basis of relative daily net assets.

74

Notes to Financial Statements (Continued)

Beginning January 1, 2015, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;

0.11% on the next $10 billion of aggregate average daily net assets;

0.09% on the next $10 billion of aggregate average daily net assets; and

0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among all Funds in the Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Funds Group Trust, and Touchstone Tax-Free Trust (collectively with the Trust, “Touchstone Fund Complex”) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary. Prior to December 1, 2014, the Funds reimbursed the Advisor up to $17 per sub-account maintained by the intermediary.

PLANS OF DISTRIBUTION

The Trust has adopted a Shareholder Services Plan under which shares of each Fund may directly or indirectly bear expenses for shareholder services provided. Each Fund will incur or reimburse expenses for shareholder services at an annual rate not to exceed 0.25% of the average daily net assets.

UNDERWRITING AGREEMENT

The Underwriter acts as exclusive agent for the distribution of the Funds’ shares. The Underwriter receives no compensation under this agreement.

AFFILIATED INVESTMENTS

Each Fund, except the Money Market Fund, may invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an exemptive order received by the Trust from the SEC. To the extent that the Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

75

Notes to Financial Statements (Continued)

A summary of each Fund’s investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended December 31, 2014, is as follows:

	Share Activity
	Balance			Balance		Value
	12/31/13	Purchases	Sales	12/31/14	Dividends	12/31/14
Active Bond Fund	1,520,880	49,700,336	(49,868,749)	1,352,467	$287	$1,352,467
Baron Small Cap Growth Fund	681,366	7,299,910	(6,543,763)	1,437,513	70	1,437,513
High Yield Fund	171,791	7,377,178	(6,306,388)	1,242,581	28	1,242,581
Large Cap Core Equity Fund	1,083,500	9,371,034	(10,454,534)	—	75	—
Mid Cap Growth Fund	399,553	15,357,260	(14,552,854)	1,203,959	61	1,203,959
Third Avenue Value Fund	1,502,124	14,637,065	(15,019,243)	1,119,946	149	1,119,946
Aggressive ETF Fund	412,367	5,035,939	(5,033,666)	414,640	32	414,640
Conservative ETF Fund	424,433	5,894,433	(5,995,381)	323,485	32	323,485
Moderate ETF Fund	653,759	7,797,865	(7,820,995)	630,629	44	630,629

5. Federal Tax Information

Federal income tax—It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

The tax character of distributions paid for the years ended December 31, 2014 and 2013 are as follows:

			Baron Small Cap				Large Cap
	Active Bond Fund		Growth Fund		High Yield Fund		Core Equity Fund
	2014	2013	2014	2013	2014	2013	2014	2013
From ordinary income	$1,255,946	$1,761,458	$—	$320,878	$1,208,784	$1,954,374	$400,191	$487,271
From long-term capital gains	—	—	929,298	2,557,765	—	—	—	—
Total distributions	$1,255,946	$1,761,458	$929,298	$2,878,643	$1,208,784	$1,954,374	$400,191	$487,271

					Third Avenue
	Mid Cap Growth Fund		Money Market Fund		Value Fund
	2014	2013	2014	2013	2014	2013
From ordinary income	$692,256	$—	$4,788	$5,084	$1,486,457	$1,282,581
From long-term capital gains	2,398,321	462,839	—	—	—	—
Total distributions	$3,090,577	$462,839	$4,788	$5,084	$1,486,457	$1,282,581

	Aggressive		Conservative		Moderate
	ETF Fund		ETF Fund		ETF Fund
	2014	2013	2014	2013	2014	2013
From ordinary income	$5	$467,020	$276,355	$367,724	$541,213	$760,226
From long-term capital gains	497,503	84,875	782,933	760,314	—	—
Total distributions	$497,508	$551,895	$1,059,288	$1,128,038	$541,213	$760,226

76

Notes to Financial Statements (Continued)

The following information is computed on a tax basis for each item as of December 31, 2014:

		Baron Small		Large Cap
	Active Bond	Cap Growth	High Yield	Core Equity
	Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$48,178,805	$16,676,918	$13,488,008	$30,471,092
Gross unrealized appreciation	1,065,941	13,678,955	167,138	9,779,024
Gross unrealized depreciation	(546,693)	(86,612)	(532,904)	(575,376)
Net unrealized appreciation (depreciation)	519,248	13,592,343	(365,766)	9,203,648
Accumulated capital losses	(834,867)	—	(396,333)	(3,868,036)
Undistributed ordinary income	1,125,067	41,451	674,810	493,821
Undistributed long-term capital gains	—	2,287,473	—	—
Accumulated earnings (deficit)	$809,448	$15,921,267	$(87,289)	$5,829,433

	Mid Cap	Money Market	Third Avenue
	Growth Fund	Fund	Value Fund
Tax cost of portfolio investments	$21,429,140	$45,473,026	$24,498,482
Gross unrealized appreciation	5,409,065	—	3,085,753
Gross unrealized depreciation	(396,427)	—	(1,293,432)
Net unrealized appreciation (depreciation)	5,012,638	—	1,792,321
Net unrealized appreciation (depreciation) on foreign currency and translation of other assets and liabilities denominated in foreign currency	—	—	(1,441)
Accumulated capital losses	—	(709)	—
Undistributed ordinary income	1,291,087	2	863,505
Undistributed long-term capital gains	2,507,656	—	2,387,382
Accumulated earnings (deficit)	$8,811,381	$(707)	$5,041,767

	Aggressive	Conservative	Moderate
	ETF Fund	ETF Fund	ETF Fund
Tax cost of portfolio investments	$23,554,849	$25,631,431	$33,476,065
Gross unrealized appreciation	3,697,430	2,204,031	5,821,369
Gross unrealized depreciation	(195,794)	(213,521)	(620,609)
Net unrealized appreciation (depreciation)	3,501,636	1,990,510	5,200,760
Accumulated capital and other losses	(3,722,716)	—	—
Undistributed ordinary income	361,572	348,117	537,284
Undistributed long-term capital gains	—	974,862	3,365,164
Accumulated earnings (deficit)	$140,492	$3,313,489	$9,103,208

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales loss deferrals, investments in passive foreign investment company (“PFIC”) adjustments, and partnership securities.

77

Notes to Financial Statements (Continued)

As of December 31, 2014, the Funds had the following capital loss carryforwards for federal income tax purposes:

				No	No
	Short Term Expiring on*			Expiration	Expiration
	2016	2017	2018	Short Term*	Long Term*	Total
Active Bond Fund	$—	$—	$—	$834,867	$—	$834,867
High Yield Fund	—	396,333	—	—	—	396,333
Large Cap Core Equity Fund	—	1,406,145	2,461,891	—	—	3,868,036
Money Market Fund	—	—	—	709	—	709
Aggressive EFT Fund**	3,722,716	—	—	—	—	3,722,716

* The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules impacting the Funds. The provisions of the Act first became effective for the Funds’ fiscal year ended December 31, 2012 and are applicable to all subsequent fiscal years. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

** May be subject to limitation.

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended December 31, 2014, the following Funds utilized capital loss carryforwards.

Fund	Amount
Active Bond fund	$290,763
High Yield Fund	226,521
Large Cap Core Equity Fund	3,774,789
Money Market Fund	178
Third Avenue Value Fund	1,678,381
Aggressive ETF Fund	2,077,659
Moderate ETF Fund	459,030

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2014, the Funds did not elect to defer any losses.

The Funds have analyzed their tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2011 through 2014) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the tax treatment of net investment losses, foreign currency gains/losses, paydown gains/losses on mortgage backed and asset backed securities, investments in partnerships and passive foreign investment companies, trust preferred securities adjustments,TIPs (Treasury Inflation Protected Securities) income adjustment, return of capital adjustments, dividends reclass to ordinary income, and re-designation of dividends paid, have been made to the following Funds for the year ended December 31, 2014:

78

Notes to Financial Statements (Continued)

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income (Loss)	Gains (Losses)
Active Bond Fund	$—	$179,200	$(179,200)
Baron Small Cap Growth Fund	(9,396)	(14,423)	23,819
High Yield	—	15	(15)
Mid Cap Growth Fund	—	110,113	(110,113)
Third Avenue Value Fund	—	1,554,112	(1,554,112)
Aggressive ETF Fund	—	3,939	(3,939)
Conservative ETF Fund	—	9,933	(9,933)
Moderate ETF Fund	—	11,017	(11,017)

6. Commitments and Contingencies

The Funds indemnify theTrust’s officers andTrustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

7. Risks Associated with Foreign Investments

Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

8. Risk Associated with Concentration

Certain Funds invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Funds’ NAVs and magnified effect on the total return.

9. Risks Associated with Credit

An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.

10. Risks Associated with Interest Rate Changes

As interest rates rise, the value of fixed-income securities a Fund owns will likely decrease. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price

79

Notes to Financial Statements (Continued)

of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.

11. Fund Merger

At a meeting held on August 22, 2013, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone Enhanced ETF Fund (the “Acquired Fund”) to the Touchstone Aggressive ETF Fund (the “Acquiring Fund”). The tax-free merger took place on December 13, 2013.

	Before Reorganization			After Reorganization
	Touchstone Enhanced ETF		Touchstone Aggressive ETF	Touchstone Aggressive ETF
	Fund		Fund	Fund

Shares	859,707	(A)	1,156,285	2,015,992
Net Assets	$11,138,832		$14,981,565	$26,120,397
Net Asset Value	$12.96	(A)	$12.96	$12.96
Shares Outstanding	1,065,116		1,156,285	2,015,992
Unrealized Appreciation (Depreciation)	$431,465		$3,133,157	$3,564,622

(A) Reflects a 0.8071:1 stock split which occurred on the date of reorganization, December 13, 2013.

Assuming this reorganization had been completed on January 1, 2013, the Aggressive ETF Fund results of operations for the period ended December 31, 2013 would have been as follows:

Net investment income	$296,494
Net realized and unrealized gains on investments	$5,901,580
Net increase in asset from operations	$6,198,074

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Acquiring Fund that have been included in its statements of operations since the reorganization.

12. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date financial statements were issued. There were no subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

80

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Variable Series Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Variable Series Trust (comprising, respectively, the Touchstone Active Bond (formerly, Touchstone Core Bond Fund), Touchstone Baron Small Cap Growth, Touchstone High Yield, Touchstone Large Cap Core Equity, Touchstone Mid Cap Growth, Touchstone Money Market, Touchstone Third Avenue Value, Touchstone Aggressive ETF, Touchstone Conservative ETF, and Touchstone Moderate ETF Funds (the “Funds”)) as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Touchstone Variable Series Trust at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

February 20, 2015

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Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended December 31, 2014 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage for 1099s.

Large Cap Core Equity Fund	100.00%
Mid Cap Growth Fund	37.53%
Third Avenue Value Fund	12.57%
Aggressive ETF Fund	59.82%
Conservative ETF Fund	44.20%
Moderate ETF Fund	62.33%

For the fiscal year ended December 31, 2014, Baron Small Cap Growth Fund, Mid Cap Growth Fund, Third Avenue Value Fund, Conservative ETF Fund, and Moderate ETF Fund, designated $2,287,477, $2,507,666, $2,387,382, $974,866 and $3,365,164, respectively, as long-term capital gains.

Proxy Voting Guidelines

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at www.touchstoneinvestments.com or on the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30 is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1.800.543.0407; or (iv) can be obtained on the Touchstone website at www.touchstoneinvestments.com. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 through December 31, 2014).

Actual Expenses

The first line of the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the year ended December 31, 2014” to estimate the expenses you paid on your account during this period.

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Hypothetical Example for Comparison Purposes

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table below for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses
	Net Expense	Beginning	Ending	Paid During
	Ratio	Account	Account	the Six Months
	Annualized	Value	Value	Ended
	December 31,	July 1,	December 31,	December 31,
	2014	2014	2014	2014*
Touchstone Active Bond Fund
Actual	0.97%	$1,000.00	$1,000.60	$4.89
Hypothetical	0.97%	$1,000.00	$1,020.32	$4.94

Touchstone Baron Small Cap Growth Fund
Actual	1.31%	$1,000.00	$1,035.10	$6.72
Hypothetical	1.31%	$1,000.00	$1,018.60	$6.67

Touchstone High Yield Fund
Actual	1.05%	$1,000.00	$958.70	$5.18
Hypothetical	1.05%	$1,000.00	$1,019.91	$5.35

Touchstone Large Cap Core Equity Fund
Actual	1.06%	$1,000.00	$1,063.90	$5.51
Hypothetical	1.06%	$1,000.00	$1,019.86	$5.40

Touchstone Mid Cap Growth Fund
Actual	1.21%	$1,000.00	$1,061.60	$6.29
Hypothetical	1.21%	$1,000.00	$1,019.11	$6.16

Touchstone Money Market Fund
Actual	0.17%	$1,000.00	$1,000.10	$0.86
Hypothetical	0.17%	$1,000.00	$1,024.35	$0.87

Touchstone Third Avenue Value Fund
Actual	1.32%	$1,000.00	$915.30	$6.37
Hypothetical	1.32%	$1,000.00	$1,018.55	$6.72

Touchstone Aggressive ETF Fund
Actual	0.75%	$1,000.00	$1,018.90	$3.82
Hypothetical	0.75%	$1,000.00	$1,021.42	$3.82

Touchstone Conservative ETF Fund
Actual	0.75%	$1,000.00	$1,015.20	$3.81
Hypothetical	0.75%	$1,000.00	$1,021.42	$3.82

Touchstone Moderate ETF Fund
Actual	0.75%	$1,000.00	$1,019.70	$3.82
Hypothetical	0.75%	$1,000.00	$1,021.42	$3.82

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

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Advisory and Sub-Advisory Agreement Approval Disclosure

At a meeting held on November 20, 2014, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Variable Series Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust, and the continuance of each Sub-Advisory Agreement between the Advisor and each Fund’s respective Sub-Advisor.

In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Advisor’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Advisor’s and Sub-Advisors’ personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.

In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor’s compensation and profitability; (3) a comparison of fees and performance with other advisers; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor’s compliance policies and procedures. The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Funds’ other service providers, was also considered. The Board also considered the Advisor’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.

The Board discussed the Advisor’s effectiveness in monitoring the performance of each Sub-Advisor, including those that were affiliates of the Advisor, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring each of the Sub-Advisors, which includes an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor conducts regular on-site compliance visits with each Sub-Advisor, during which the Advisor examines a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Advisor provides to the applicable Fund(s). The Board noted that the Advisor’s compliance monitoring processes also include quarterly reviews of compliance reports, and that any issues arising from such reports and the Advisor’s compliance visits to the Sub-Advisors are reported to the Board.

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The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

Advisor’s Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates (including the Sub-Advisor to certain of the Funds) and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor’s relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor’s business as a whole. The Board noted that the Advisor had waived a portion of advisory fees and administrative fees and/or reimbursed expenses in order to limit certain Funds net operating expenses. The Board also noted that the Advisor pays the Sub-Advisors’ sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor’s relationship with the Funds both before and after tax expenses, and also considered whether the Advisor has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Advisor’s parent company with respect to providing support and resources as needed. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds. The Board also considered that affiliates of the Advisor may benefit from certain indirect tax benefits, including those relating to dividend received deductions.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month and thirty-six-month periods ended June 30, 2014 and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.

The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Advisor had waived a portion of the fees and/or reimbursed expenses of certain Funds in order to reduce those Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Touchstone Baron Small Cap Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Board took into account management’s discussion of the Fund’s expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund’s performance for the six- and twelve-month periods ended June 30, 2014 was in the 5th quintile of its peer group. The Fund’s performance for the thirty-six-month period ended June 30, 2014 was in the 1st quintile of its peer group. The Board noted management’s discussion of the Fund’s more recent performance and management’s continued close monitoring of the Fund’s performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment

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objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Active Bond Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median of its peer group. The Board took into account management’s discussion of the Fund’s expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund’s performance for the six-month period ended June 30, 2014 was in the 4th quintile of its peer group. The Fund’s performance for the twelve- and thirty-six-month periods ended June 30, 2014 was in the 3rd quintile of its peer group. The Board noted management’s discussion of the Fund’s recent performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone High Yield Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Board took into account management’s discussion of the Fund’s expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund’s performance for the six- and thirty-six-month periods ended June 30, 2014 was in the 3rd quintile of its peer group. The Fund’s performance for the twelve-month period ended June 30, 2014 was in the 4th quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, particularly in view of current market conditions. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Large Cap Core Equity Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund’s performance for the six-month period ended June 30, 2014 was in the 1st quintile of its peer group. The Fund’s performance for the twelve-month period ended June 30, 2014 was in the 2nd quintile of its peer group. The Fund’s performance for the same thirty-six-month period was in the 3rd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Mid Cap Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Board took into account management’s discussion of the Fund’s expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund’s performance for the six- and twelve-month periods ended June 30, 2014 was in the 1st quintile of its peer group, and the Fund’s performance for the thirty-six-month period ended June 30, 2014 was in the 3rd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Money Market Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and at the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund performed above its peer group average for the period ended September 30, 2014, placing in the 25th and 50th percentiles of

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Morningstar-rated money market funds, and below the BofA Merrill Lynch U.S. Treasury Bill 3-month Index for the same periods. The Board noted management’s plans with respect to the Fund. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

Touchstone Third Avenue Value Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund’s performance for the six-month period ended June 30, 2014 was in the 3rd quintile of its peer group. The Fund’s performance for the twelve-month period ended June 30, 2014 was in the 2nd quintile of its peer group and the Fund’s performance for the thirty-six-month period ended June 30, 2014 was in the 4th quintile of its peer group. The Board noted management’s discussion of the Fund’s performance and management’s continued close monitoring of the Fund’s performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Conservative ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund’s performance for the six-month period ended June 30, 2014 was in the 5th quintile of its peer group. The Fund’s performance for the twelve- and thirty-six-month periods ended June 30, 2014 was in the 3rd quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, including both its recent and longer-term performance, and management’s continued close monitoring of the Fund’s performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Moderate ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund’s performance for the six-, twelve- and thirty-six-month periods ended June 30, 2014 was in the 3rd quintile of its peer group. The Board took into account management’s discussion of the Fund’s performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Aggressive ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund’s performance for the six- and twelve-month periods ended June 30, 2014 was in the 3rd quintile of its peer group. The Fund’s performance for the thirty-six-month period ended June 30, 2014 was in the 2nd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Economies of Scale. The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board took into account management’s discussion of the Funds’ advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage

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of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedules for some of the Funds contain breakpoints that would reduce the respective advisory fee rate on assets above specified levels as the respective Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory fee schedules. The Board determined that adding breakpoints at specified levels to the advisory fee schedule of each Fund that currently did not have such breakpoints was not appropriate at that time. The Board also noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.

Conclusion. In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) each Fund’s advisory fee is reasonable in light of the services received by the Fund from the Advisor and the other factors considered. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In approving the applicable Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor’s compensation; (3) a comparison of the sub-advisory fee and performance with other advisers; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted the affiliation of the Sub-Advisor to certain of the Funds with the Advisor, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor’s brokerage practices.

Sub-Advisor’s Compensation, Profitability and Economies of Scale. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor’s relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted the undertaking of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and in addition, with respect to the unaffiliated Sub-Advisors, are negotiated at arm’s length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor’s management

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of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for some of the Funds contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund’s assets increased.

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor out of the advisory fee it receives from the respective Fund. The Board also compared the sub-advisory fees paid by the Advisor to fees charged by each Sub-Advisor to manage comparable institutional separate accounts. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the unaffiliated Sub-Advisors at arm’s length. The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:

Touchstone Baron Small Cap Growth Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Active Bond Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone High Yield Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Large Cap Core Equity Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Mid Cap Growth Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Money Market Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor.

Touchstone Third Avenue Value Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Conservative ETF Fund. The Fund’s sub-advisory fee was at the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Moderate ETF Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Aggressive ETF Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

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Other Items (Unaudited) (Continued)

As noted above, the Board considered each Fund’s performance during the six-month, twelve-month and thirty-six-month periods ended June 30, 2014 or September 30, 2014, as applicable, as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Sub-Advisor. The Board was mindful of the Advisor’s ongoing monitoring of each Sub-Advisor’s performance and the measures undertaken by the Advisor to address any underperformance.

Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each applicable Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage each Fund’s assets in accordance with the Fund’s investment goals and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; (d) each Fund’s sub-advisory fee is reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered; and (e) the Sub-Advisor’s investment strategies are appropriate for pursuing the investment goals of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each applicable Fund was in the best interests of the Fund and its shareholders.

90

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at www.touchstoneinvestments.com.

Interested Trustees1:

Name Address Age	Position(s) Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During the Past 5 Years[3]

Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	49	Director of LaRosa’s, Inc. (a restaurant chain) from 1999 to 2011; IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Every Child Succeeds (a social services company) from 2007 to the present; Taft Museum of Art from 2007 to the present; and YMCA of Greater Cincinnati from 2012 to the present.

Independent Trustees:

Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	49	Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to the 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	49	None.

Susan J. Hickenlooper, CFA c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Financial Analyst for Impact 100 (charitable organization) from 2012 to 2013.	49	Trustee of Diocese of Southern Ohio from 2014 to present; and Trustee of Episcopal Retirement Homes Foundation from 1998 to 2011 (a charitable organization).

91

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):

Name Address Age	Position(s) Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During the Past 5 Years[3]

Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a multinational holding company) from 2004 to the present.	49	Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present; and Director of Interventional Imaging, Inc. (a medical device company) from 2004 to 2011.

Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	49	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to the present; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; and Al Neyer Inc. (a construction company) from 2013 to the present.

[1]	Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

[2]	As of December 31, 2014, the Touchstone Fund Complex consists of 10 variable annuity series of the Trust, 13 series of Touchstone Funds Group Trust, 4 series of Touchstone Investment Trust, 18 series of Touchstone Strategic Trust, 3 series of Touchstone Tax-Free Trust, and 1 series of Touchstone Institutional Funds Trust.

[3]	Each Trustee is also a Trustee of Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Funds Group Trust.

92

Management of the Trust (Unaudited) (Continued)

The following is a list of the Officers of the Trusts, the length of time served and principal occupations for the past five years.

Principal Officers:

Name Address Age	Position(s) Held with Trust[1]	Term of Office And Length of Time Served	Principal Occupation(s) During the Past 5 Years

Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2006	See biography above.

Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Director of Product Design of Klein Decisions, Inc. 2003 – 2010.

Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.; Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013).

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).

Elizabeth R. Freeman BNY Mellon 201 Washington St., 34th Fl. Boston, MA 02108 Year of Birth: 1962	Secretary	Until resignation, removal or disqualification Secretary since 2011	Managing Director and Senior Counsel of BNY Mellon Investment Servicing (US) Inc.

[1]	Each officer also holds the same office with the Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Institutional Funds Trust.

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94

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

95

TSF-1006-TVST-AR-1412

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Variable Series Trust totaled $130,300 and $130,300 in fiscal 2014 and 2013, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-SAR.

Audit-Related Fees

(b)	Audit-related fees totaled $0 and $0 in fiscal 2014 and 2013, respectively.

Tax Fees

(c)	Fees for tax compliance services totaled $26,600 and $30,500 in fiscal 2014 and 2013, respectively. Fees relate to the preparation of federal income tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $2,352 for 2014 and $5,147 for 2013, respectively. The fees are related to the PFIC Analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All services described in paragraphs (c) through (d) of Item 4 were approved by the Audit Committee. Not applicable for paragraph (b) of Item 4.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Variable Series Trust and certain entities*, totaled approximately $28,952 and $35,647, in 2014 and 2013, respectively.

* These include the advisors (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Variable Series Trust

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	02/26/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	02/26/15

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	02/26/15

* Print the name and title of each signing officer under his or her signature.